As filed with the Securities and Exchange Commission on July 9, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21168

NEUBERGER BERMAN INTERMEDIATE MUNICIPAL FUND INC.
(Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant’s telephone number, including area code: (212) 476-8800

Robert Conti, Chief Executive Officer
c/o Neuberger Berman Management LLC
Neuberger Berman Intermediate Municipal Fund Inc.
605 Third Avenue, 2nd Floor
New York, New York  10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)

Date of fiscal year end: October 31, 2010

Date of reporting period: April 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Stockholders

Neuberger Berman

Intermediate Municipal

Closed-End Funds

Neuberger Berman California Intermediate
Municipal Fund Inc.

Neuberger Berman Intermediate Municipal
Fund Inc.

Neuberger Berman New York Intermediate Municipal
Fund Inc.

Semi-Annual Report April 30, 2010

Contents

THE FUNDS

President's Letter	1

PORTFOLIO COMMENTARY

California Intermediate Municipal Fund Inc.	3

Intermediate Municipal Fund Inc.	3

New York Intermediate Municipal Fund Inc.	3

SCHEDULE OF INVESTMENTS

California Intermediate Municipal Fund Inc.	7

Intermediate Municipal Fund Inc.	10

New York Intermediate Municipal Fund Inc.	17

FINANCIAL STATEMENTS	23

FINANCIAL HIGHLIGHTS/PER SHARE DATA
California Intermediate Municipal Fund Inc.	35

Intermediate Municipal Fund Inc.	36

New York Intermediate Municipal Fund Inc.	37

Distribution Reinvestment Plan	39

Directory	41

Proxy Voting Policies and Procedures	42

Quarterly Portfolio Schedule	42

"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman LLC. "Neuberger Berman Management LLC" and the individual fund names in this shareholder report are either service marks or registered service marks of Neuberger Berman Management LLC. ©2010 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this semi-annual report for the Neuberger Berman Intermediate Municipal Closed-End Funds for the six months ended April 30, 2010. The report includes portfolio commentaries, a listing of the Funds' investments, and their unaudited financial statements for the reporting period.

Each Fund's investment objective is to provide a high level of current income exempt from regular federal income tax and, for each state-specific Fund, a high level of current income exempt from that state's personal income taxes (and, in the case of the New York Fund, New York City personal income tax).

We invest in intermediate-term municipal bonds because our experience and research indicate strongly that this maturity range has historically offered the best risk/reward profile on the yield curve, providing much of the return of longer-term bonds — with less volatility and risk. We believe that our conservative investment philosophy and disciplined investment process will benefit you with superior tax-exempt current income over the long term.

In addition, I would like to provide an update on the Funds' tender offer activity. In February 2009, each Fund's Board of Directors authorized a semi-annual tender offer program consisting of up to four tender offers over a two-year period. Under each program, if a Fund's common shares trades at an average daily discount to net asset value per share (NAV) of greater than 10% during a 12-week measurement period, the Fund would conduct a tender offer for between 5% and 20% of its outstanding common shares at a price equal to 98% of its NAV determined on the day the tender offer expires. As part of the program, and to offset expenses associated with the tender offers, Neuberger Berman Management LLC agreed to extend the management fee waivers then in place for each Fund for one year.

During the reporting period, each Fund conducted the second of its measurement periods. For the 12-week measurement periods ending May 14, 2010, each of the Funds traded at an average daily discount to NAV of less than 10% and, accordingly, none of the Funds will conduct a tender offer.

Finally, I am pleased to share with you that S. Blake Miller was appointed co-portfolio manager of the Funds, effective February 25, 2010. He is exceptionally qualified, with more than 23 years of industry experience in the area of municipal fixed income securities.

Thank you for your confidence in the Funds. We will continue to do our best to earn your confidence and trust in the years to come.

Sincerely,

robert conti
president and ceo
neuberger berman california intermediate municipal fund inc.
neuberger berman intermediate municipal fund inc.
neuberger berman new york intermediate municipal fund inc.

Intermediate Municipal Closed-End Funds Portfolio Commentaries

For the six months ended April 30, 2010, on a net asset value (NAV) basis, all three of the Neuberger Berman closed-end intermediate municipal bond funds posted solid returns and outperformed the Barclays Capital 10-Year Municipal Bond Index.

While many states and local municipalities continued to face budgetary challenges, the municipal bond market generated solid results during the reporting period. Benign inflation and continued robust demand from investors appeared to be anticipating higher tax rates in the future supported the market. In addition, falling supply of traditional tax-exempt municipal bonds, which can be partially attributed to the taxable Build America Bond program, was positive for the market.

The risk appetite of investors remained strong during the reporting period, as they sought to generate incremental yields given the relatively low interest rate environment. Against this backdrop, lower-rated municipal bonds outperformed their higher-rated counterparts. During the six months ended April 30, 2010, the Barclays Capital BAA Municipal Index gained 5.75%. In contrast, the Barclays Capital AAA Municipal Index returned 2.57%.

As was the case during the previous 12 months, the Funds' outperformance versus the benchmark was largely due to their exposure to certain lower-tier investment grade municipal bonds and non-rated and below-investment-grade securities. Also positive was exposure to somewhat longer-term municipal bonds, as they outperformed short-term securities. Finally, the use of leverage was beneficial, as it served to amplify the returns in the overall municipal market.

Slightly detracting from performance was the Funds' yield curve positioning. Throughout the reporting period, we utilized a barbell approach (investing in shorter and longer maturities). However, the benchmark is concentrated in the six- to eight-year portion of the curve, which provided stronger results.

Looking ahead, we continue to have a positive long-term outlook for the municipal market. In our view, the U.S. economy is likely to continue growing as the year progresses. That said, the expansion may be less robust given the winding down of the federal government's economic stimulus program. While headlines regarding state and local budget deficits could lead to periods of volatility, we believe the fundamental backdrop for the municipal bond market remains positive. With the likelihood of higher tax rates in the future, we believe demand for tax-free bonds will remain strong. In addition, the Build America Bond program is expected to continue to temper the supply of tax-exempt municipal bonds through 2012.

As always, we will continue to actively manage the Funds and conduct thorough in-house fundamental research on the underlying credit characteristics of our existing and potential holdings.

California Intermediate Municipal Fund Inc.

For the six-month period ended April 30, 2010, on a NAV basis, California Intermediate Municipal Fund returned 5.74% compared to the Barclays Capital 10-Year Municipal Bond Index's 4.00%.

As of April 30, 2010, the Fund was comprised of 75.6% revenue bonds, 18.2% general obligation bonds, 5.0% pre-refunded/escrow bonds and 1.2% cash and cash equivalents. Bonds subject to the Alternative Minimum Tax (AMT) equaled 10.3% of assets. At the close of the reporting period, the Fund's duration was 5.1 years and its leverage position was 42% of assets.

Intermediate Municipal Fund Inc.

For the six-month period ended April 30, 2010, on a NAV basis, Intermediate Municipal Fund returned 5.44% compared to the Barclays Capital 10-Year Municipal Bond Index's 4.00%.

As of April 30, 2010, the Fund was comprised of 66.4% revenue bonds, 12.7% general obligation bonds, 13.9% pre-refunded/escrow bonds, and 7.0% cash and cash equivalents. Bonds subject to the Alternative Minimum Tax (AMT) equaled 7.7% of assets. At the close of the reporting period, the Fund's duration was 6.0 years and its leverage position was 39.9% of assets.

New York Intermediate Municipal Fund Inc.

For the six-month period ended April 30, 2010, on a NAV basis, New York Intermediate Municipal Fund returned 5.58% compared to the Barclays Capital 10-Year Municipal Bond Index's 4.00%.

As of April 30, 2010, the Fund was comprised of 86.3% revenue bonds, 6.9% general obligation bonds, 5.0% pre-refunded/escrow bonds, and 1.8% cash and cash equivalents. Bonds subject to the Alternative Minimum Tax (AMT) equaled 13.5% of assets. At the close of the reporting period, the Fund's duration was 5.1 years and its leverage position was 39.9% of assets.

Sincerely,

James L. Iselin
S. Blake Miller
Portfolio Co-Managers

TICKER SYMBOLS
California Intermediate Municipal Fund	NBW
Intermediate Municipal Fund	NBH
New York Intermediate Municipal Fund	NBO

CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC. RATING SUMMARY
(% of total investments)
AAA/Government/ Government Agency	15.6%
AA	21.3
A	34.5
BBB	23.3
BB	4.4
Short Term	0.9
Total	100.0%

INTERMEDIATE MUNICIPAL FUND INC. RATING SUMMARY
(% of total investments)
AAA/Government/ Government Agency	24.6%
AA	22.1
A	34.5
BBB	13.7
BB	4.6
B	0.4
Short Term	0.1
Total	100.0%

NEW YORK INTERMEDIATE MUNICIPAL FUND INC. RATING SUMMARY
(% of total investments)
AAA/Government/ Government Agency	9.3%
AA	31.6
A	35.5
BBB	16.3
BB	5.0
B	0.0
CCC	2.2
Short Term	0.1
Total	100.0%

Each Fund's portfolio holdings are categorized using the ratings assigned by Standard and Poor's, Moody's Investors Service, Inc., or Fitch, Inc., nationally recognized statistical rating organizations. All ratings are as of the report date and do not reflect any subsequent changes in ratings.

PERFORMANCE HIGHLIGHTS
Neuberger Berman
	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2010
NAV1,3,4,5	Date	04/30/2010	1 Year	5 Years	Life of Fund
California Intermediate Municipal Fund	09/24/2002	5.74%	15.18%	4.98%	5.85%
Intermediate Municipal Fund	09/24/2002	5.44%	12.32%	4.63%	5.69%
New York Intermediate Municipal Fund	09/24/2002	5.58%	14.37%	4.82%	5.63%
	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2010
Market Price2,3,4,5	Date	04/30/2010	1 Year	5 Years	Life of Fund
California Intermediate Municipal Fund	09/24/2002	9.61%	18.00%	6.53%	4.43%
Intermediate Municipal Fund	09/24/2002	11.67%	18.87%	6.45%	4.69%
New York Intermediate Municipal Fund	09/24/2002	16.05%	22.33%	7.68%	5.08%

Closed-end funds, unlike open-end funds, are not continually offered. There is an initial public offering and, once issued, common shares of closed-end funds are sold in the open market through a stock exchange.

The composition, industries and holdings of the Funds are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

Endnotes

1	Returns based on the net asset value (NAV) of the Funds.

2	Returns based on the market price of Fund shares on the NYSE Amex.

3	A portion of the income from each Fund may be a tax preference item for purposes of the Federal Alternative Minimum Tax for certain investors.

4	Neuberger Berman Management LLC ("Management") has contractually agreed to waive a portion of the management fees that it would otherwise be entitled to receive from each Fund. Each undertaking lasts until October 31, 2011. Management has voluntarily extended these waivers for one year. Please see the notes to the financial statements for specific information regarding the rate of the management fees waived by Management. Absent such a waiver, the performance of each Fund would be lower.

5	Unaudited performance data current to the most recent month-end are available at www.nb.com.

Glossary

Barclays Capital 10-Year Municipal Bond Index:
An unmanaged index that is the 10-year (8-12) component of the Barclays Capital Municipal Bond Index, which is a rules based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index is prepared or obtained by Management and include reinvestment of all income dividends and distributions. The Funds may invest in securities not included in the index.

Schedule of Investments California Intermediate Municipal Fund Inc.

(Unaudited)

PRINCIPAL AMOUNT	SECURITY@	VALUE†

(000's omitted)		(000's omitted)

Arizona (0.9%)
$750	Verrado Comm. Fac. Dist. Number 1 G.O., Ser. 2003, 6.15%, due 7/15/17	$714

California (148.7%)
3,050	Abag Fin. Au. Cert. of Participation Rev. (Episcopal Homes Foundation), Ser. 1998, 5.13%, due 7/1/18	3,052	ß
700	Abag Fin. Au. Rev. (San Diego Hosp. Assoc.), Ser. 2003-C, 5.13%, due 3/1/18	708	ß
1,250	Alameda Co. Cert. of Participation Ref. Rev., Ser. 2001-A, (National Public Finance Guarantee Corp. Insured), 5.38%, due 12/1/17	1,298
1,285	Bay Area Gov't Assoc. BART SFO Extension Rev. (Arpt. Premium Fare), Ser. 2002-A, (AMBAC Insured), 5.00%, due 8/1/21	1,170
1,000	Burbank Pub. Svc. Dept. Elec. Rev., Ser. 1998, (AGM Insured), 5.13%, due 6/1/16	1,003
205	California Co. Tobacco Securitization Agcy. Tobacco Settlement Asset-Backed Rev., Ser. 2002, 4.75%, due 6/1/19	205
1,750	California Ed. Fac. Au. Ref. Rev. (Stanford Univ.), Ser. 2001-R, 5.00%, due 11/1/21	1,820	ß
500	California Ed. Fac. Au. Rev. (Scripps College), Ser. 2007, (National Public Finance Guarantee Corp. Insured), 5.00%, due 11/1/15	539	ß
2,000	California HFA Home Mtge. Rev., Ser. 2006-E, (FGIC Insured), 4.88%, due 2/1/17	2,018
1,715	California HFA Home Mtge. Rev., Ser. 2007-E, 5.00%, due 2/1/42	1,706
2,000	California Hlth. Fac. Fin. Au. Rev. (Catholic Healthcare West), Ser. 2004-I, 4.95%, due 7/1/26 Putable 7/1/14	2,175	µß
2,000	California Hlth. Fac. Fin. Au. Rev. (Catholic Healthcare West), Ser. 2009-C, 5.00%, due 7/1/37 Putable 7/2/12	2,128	µß
2,000	California Hlth. Fac. Fin. Au. Rev. (Cedars-Sinai Med. Ctr.), Ser. 2005, 5.00%, due 11/15/21	2,081	ß
1,000	California Infrastructure & Econ. Dev. Bank St. Sch. Fund Apportionment Lease Revenue Bonds (King City Joint Union High Sch. Dist. Fin.), Ser. 2010, 5.13%, due 8/15/24	1,010
500	California Muni. Fin. Au. Ed. Rev. (American Heritage Ed. Foundation Proj.), Ser. 2006-A, 5.00%, due 6/1/16	487	ß
1,040	California Muni. Fin. Au. Rev. (Loma Linda Univ.), Ser. 2007, 5.00%, due 4/1/21	1,086	ß
2,500	California St. Dept. of Wtr. Res. Pwr. Supply Rev., Ser. 2002-A, 5.75%, due 5/1/17 Pre-Refunded 5/1/12	2,776
2,250	California St. G.O., Ser. 2002, 5.00%, due 10/1/17	2,382
1,200	California St. G.O. (Muni. Sec. Trust Receipts), Ser. 2001-SGA136, (XLCA Insured), 0.27%, due 5/3/10	1,200	µb
1,095	California St. Pub. Works Board Lease Rev. (California Comm. Colleges), Ser. 2004-B, 5.50%, due 6/1/20	1,131
1,000	California St. Pub. Works Board Lease Rev. (Dept. of Gen. Svc.) (Cap. East End ), Ser. 2002-A, (AMBAC Insured), 5.25%, due 12/1/16	1,044
2,000	California Statewide CDA Cert. of Participation Rev. (Children's Hosp. Los Angeles), Ser. 1999, 5.13%, due 8/15/19	2,007	ß
1,340	California Statewide CDA Cert. of Participation Rev. (The Internext Group), Ser. 1999, 5.38%, due 4/1/17	1,345	ß
1,000	California Statewide CDA Hlth. Fac. Rev. (Adventist Hlth.), Ser. 2005-A, 5.00%, due 3/1/20	1,020	ß
5,000	California Statewide CDA Hlth. Fac. Rev. (Mem. Hlth. Svcs.), Ser. 2003-A, 6.00%, due 10/1/16	5,397	ß
1,490	California Statewide CDA Rev. (California Baptist Univ.), Ser. 2007-A, 5.30%, due 11/1/18	1,414	ß
1,000	California Statewide CDA Rev. (Daughters of Charity Hlth.), Ser. 2005-G, 5.00%, due 7/1/22	955	ß
1,255	California Statewide CDA Rev. (Sr. Living So. California Presbyterian Homes), Ser. 2009, 6.25%, due 11/15/19	1,334	ß
450	California Statewide CDA Rev. (Valley Care Hlth. Sys.), Ser. 2007-A, 4.80%, due 7/15/17	441	ß
1,020	Cerritos Pub. Fin. Au. Sub. Tax Allocation Rev. (Cerritos Redev. Proj.), Ser. 2002-B, 4.40%, due 11/1/16	962
1,500	Compton Unified Sch. Dist. Ref. G.O. (Election 2002), Ser. 2006-D, (AMBAC Insured), 0.00%, due 6/1/14	1,327
1,365	Daly City Hsg. Dev. Fin. Agcy. Rev. Ref. (Franciscan Mobile Home Park), Ser. 2007-A, 5.00%, due 12/15/21	1,277	ß
820	Folsom Pub. Fin. Au. Spec. Tax Rev., Ser. 2007-B, 4.40%, due 9/1/12	807
250	Folsom Pub. Fin. Au. Spec. Tax Rev., Ser. 2007-B, 4.40%, due 9/1/13	243
2,000	Fresno Joint Pwr. Fin. Au. Lease Rev. (Master Lease Proj.), Ser. 2008-A, (Assured Guaranty Insured), 5.00%, due 4/1/23	2,047
1,000	Fresno Unified Sch. Dist. Ref. G.O., Ser. 2002-A, (National Public Finance Guarantee Corp. Insured), 6.00%, due 2/1/17	1,112

See Notes to Schedule of Investments

PRINCIPAL AMOUNT (000's omitted)	SECURITY@	VALUE† (000's omitted)

$2,835	Glendale Redev. Agcy. Tax Allocation Rev. (Central Glendale Redev. Proj.), Ser. 2002, (National Public Finance Guarantee Corp. Insured), 5.00%, due 12/1/16	$2,903
2,480	Glendale Redev. Agcy. Tax Allocation Rev. (Central Glendale Redev. Proj.), Ser. 2002, (National Public Finance Guarantee Corp. Insured), 5.25%, due 12/1/17	2,551
2,000	Glendale Redev. Agcy. Tax Allocation Rev. (Central Glendale Redev. Proj.), Ser. 2010, 5.50%, due 12/1/24	1,995
1,245	Long Beach Bond Fin. Au. Tax Allocation Rev. (Downtown, North Long Beach, Poly High, & West Beach Redev. Proj.), Ser. 2002-A, (AMBAC Insured), 5.38%, due 8/1/17 Pre-Refunded 8/1/12	1,370
500	Long Beach Fin. Au. Rev., Ser. 1992, (AMBAC Insured), 6.00%, due 11/1/17	542
4,000	Los Angeles Dept. of Arpts. Rev. (Los Angeles Int'l Arpt.), Ser. 2002-A, (National Public Finance Guarantee Corp. Insured), 5.25%, due 5/15/18	4,207
1,500	Los Angeles Harbor Dept. Ref. Rev., Ser. 2001-B, (AMBAC Insured), 5.50%, due 8/1/17	1,570
500	Marin Co. Dixie Elementary Sch. Dist. G.O., Ser. 2000-A, (AGM Insured), 5.38%, due 8/1/17	510
1,045	Marin Co. Muni. Wtr. Dist. Wtr. Ref. Rev., Ser. 2002, (AMBAC Insured), 5.00%, due 7/1/17	1,092
1,070	Mill Valley Sch. Dist. G.O. Cap. Appreciation, Ser. 1994-A, 0.00%, due 8/1/19	685
1,090	Moreland Sch. Dist. Ref. G.O., Ser. 2002, (National Public Finance Guarantee Corp. Insured), 5.13%, due 9/1/17	1,144
1,000	Mountain House Pub. Fin. Au. Utils. Sys. Rev., Ser. 2007, 5.00%, due 12/1/22	930
535	Nevada & Placer Cos. Irrigation Dist. Cert. of Participation Rev., Ser. 2002, (National Public Finance Guarantee Corp. Insured), 5.00%, due 1/1/16	556
565	Nevada & Placer Cos. Irrigation Dist. Cert. of Participation Rev., Ser. 2002, (National Public Finance Guarantee Corp. Insured), 5.00%, due 1/1/17	585
500	Northstar Comm. Svcs. Dist. Spec. Tax (Comm. Facs. Dist. Number 1), Ser. 2006, 4.70%, due 9/1/18	452
500	Northstar Comm. Svcs. Dist. Spec. Tax (Comm. Facs. Dist. Number 1), Ser. 2006, 4.75%, due 9/1/19	446
1,045	Oakland G.O., Ser. 2002-A, (National Public Finance Guarantee Corp. Insured), 5.00%, due 1/15/15	1,095
1,210	Oakland G.O., Ser. 2002-A, (National Public Finance Guarantee Corp. Insured), 5.00%, due 1/15/18	1,251
605	Oakland Redev. Agcy. Rev. (Coliseum Area Redev. Proj.), Ser. 2003, 5.00%, due 9/1/16 Pre-Refunded 3/1/13	672
635	Oakland Redev. Agcy. Rev. (Coliseum Area Redev. Proj.), Ser. 2003, 5.00%, due 9/1/17 Pre-Refunded 3/1/13	705
1,290	Oakland Redev. Agcy. Sub. Tax Allocation Rev. (Central Dist. Redev. Proj.), Ser. 2003, (National Public Finance Guarantee Corp. Insured), 5.50%, due 9/1/17	1,341
1,445	Oceanside Cert. of Participation Ref. Rev., Ser. 2003-A, (AMBAC Insured), 5.25%, due 4/1/14	1,531
1,500	Pico Rivera Pub. Fin. Au. Lease Rev., Ser. 2009, 4.75%, due 9/1/25	1,492
3,890	Port of Oakland Ref. Rev., Ser. 2002-N, (National Public Finance Guarantee Corp. Insured), 5.00%, due 11/1/13	4,111
440	Roseville Stone Point Comm. Fac. Dist. Number 1 Special Tax Rev., Ser. 2003, 5.70%, due 9/1/17	430
400	Sacramento Co. Sanitation Dist. Fin. Au. Rev., Ser. 2000-A, 5.60%, due 12/1/17	401
2,600	Sacramento Muni. Utils. Dist. Elec. Rev., Ser. 1997-K, (AMBAC Insured), 5.70%, due 7/1/17	2,956
1,350	San Bernardino Comm. College Dist. G.O. (Election 2002), Ser. 2008-A, 6.25%, due 8/1/24	1,580
830	San Diego Redev. Agcy. Sub. Parking Rev. (Centre City Redev. Proj.), Ser. 2003-B, 4.80%, due 9/1/15	834
820	San Diego Redev. Agcy. Sub. Parking Rev. (Centre City Redev. Proj.), Ser. 2003-B, 4.90%, due 9/1/16	819
2,000	San Diego Unified Sch. Dist. G.O., Ser. 2002-D, (National Public Finance Guarantee Corp. Insured), 5.25%, due 7/1/21	2,191
1,000	San Francisco City & Co. Arpts. Commission Int'l Arpt. Ref. Rev., Ser. 2009-C2, 5.00%, due 5/1/21	1,086
1,500	San Francisco City & Co. Arpts. Commission Int'l Arpt. Rev., Ser. 1999-23A, (National Public Finance Guarantee Corp. Insured), 5.25%, due 5/1/16	1,508
1,000	San Francisco City & Co. Redev. Fin. Au. Tax Allocation (Mission Bay North Redev.), Ser. 2009-C, 5.50%, due 8/1/22	1,030
2,115	San Francisco City & Co. Redev. Fin. Au. Tax Allocation (San Francisco Redev. Proj.), Ser. 2003-B, (National Public Finance Guarantee Corp. Insured), 5.25%, due 8/1/18	2,172
1,000	San Jose Arpt. Ref. Rev., Ser. 2003-B, (AGM Insured), 5.00%, due 3/1/11	1,018
1,615	San Jose Arpt. Ref. Rev., Ser. 2003-B, (AGM Insured), 5.00%, due 3/1/12	1,702
925	San Jose Multi-Family Hsg. Rev. (Fallen Leaves Apts. Proj.), Ser. 2002-J1, (AMBAC Insured), 4.95%, due 12/1/22	883	ß
1,060	San Jose Redev. Agcy. Tax Allocation Ref. (Merged Area Redev. Proj.), Ser. 2006-D, (AMBAC Insured), 5.00%, due 8/1/21	1,071
1,000	San Rafael City High Sch. Dist. G.O. Cap. Appreciation (Election 2002), Ser. 2004-B, (National Public Finance Guarantee Corp. Insured), 0.00%, due 8/1/18	690
1,390	San Rafael Redev. Agcy. Tax Allocation Ref. (Central San Rafael Redev. Proj.), Ser. 2009, (Assured Guaranty Insured), 5.00%, due 12/1/21	1,510
1,620	Santa Clara Co. Fremont Union High Sch. Dist. G.O., Ser. 2002-C, (AGM Insured), 5.00%, due 9/1/20 Pre-Refunded 9/1/12	1,780

See Notes to Schedule of Investments

PRINCIPAL AMOUNT	SECURITY@	VALUE†

(000's omitted)		(000's omitted)

$485	Santa Maria Bonita Sch. Dist. Cert. of Participation (Cap. Imp. & Ref. Proj.), Ser. 1998, (National Public Finance Guarantee Corp. Insured), 5.00%, due 3/1/14	$486
525	Sierra View Local Hlth. Care Dist. Rev., Ser. 2007, 4.40%, due 7/1/13	537
505	Sierra View Local Hlth. Care Dist. Rev., Ser. 2007, 4.50%, due 7/1/14	515
3,905	Solano Co. Cert. of Participation Rev., Ser. 2002, (National Public Finance Guarantee Corp. Insured), 5.25%, due 11/1/17 Pre-Refunded 11/1/12	4,314
745	South Gate Pub. Fin. Au. Tax Allocation Rev. (South Gate Redev. Proj. Number 1), Ser. 2002, (XLCA Insured), 5.00%, due 9/1/16	753
1,250	Sunnyvale Sch. Dist. G.O. (Election 2004), Ser. 2005-A, (AGM Insured), 5.00%, due 9/1/21	1,368
1,300	Tulare Local Hlth. Care Dist., Ser. 2007, 5.00%, due 11/1/20	1,278
3,000	Victor Valley Comm. College Dist. G.O. Cap. Appreciation (Election 2008), Ser. 2009-C, 0.00%, due 8/1/19	1,815	g

		121,170

Guam (0.9%)
700	Guam Gov't Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2005, 5.50%, due 7/1/16	726

Illinois (1.0%)
910	Bartlett Tax Increment Ref. Rev. (Quarry Redev. Proj.), Ser. 2007, 5.35%, due 1/1/17	843

Louisiana (1.5%)
1,250	Tobacco Settlement Fin. Corp. Tobacco Settlement Asset-Backed Rev., Ser. 2001-B, 5.50%, due 5/15/30	1,250

Nevada (1.4%)
1,000	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 7.50%, due 6/15/23	1,128

New York (1.8%)
1,000	Nassau Co. IDA Continuing Care Retirement (The Amsterdam Harborside), Ser. 2007-A, 5.88%, due 1/1/18	1,000	ß
500	New York City IDA Liberty Rev. (7 World Trade Ctr., LLC Proj.), Ser. 2005-A, 6.25%, due 3/1/15	503	ß

		1,503

Pennsylvania (1.3%)
1,000	Cumberland Co. West Shore Area Au. Hosp. Rev. (Holy Spirit Hosp. of the Sisters of Christian Charity Proj.), Ser. 2001, 6.00%, due 1/1/18	1,019	ß

Puerto Rico (12.8%)
1,500	Puerto Rico Elec. Pwr. Au. Pwr. Ref. Rev., Ser. 2007-VV, 5.50%, due 7/1/20	1,669
1,000	Puerto Rico Elec. Pwr. Au. Pwr. Rev., Ser. 2010-XX, 5.25%, due 7/1/35	1,008
1,000	Puerto Rico Ind., Tourist, Ed., Med. & Env. Ctrl. Fac. Rev. (Polytechnic Univ. of Puerto Rico Proj.), Ser. 2002-A, (ACA Insured), 5.25%, due 8/1/15	1,008	ß
3,000	Puerto Rico Muni. Fin. Agcy. Rev., Ser. 2002-A, (AGM Insured), 5.25%, due 8/1/17	3,152
1,000	Puerto Rico Muni. Fin. Agcy. Rev., Ser. 2002-A, (AGM Insured), 5.25%, due 8/1/21	1,024
1,500	Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., Subser. 2009-A, 5.00%, due 8/1/24	1,562
1,000	Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., Subser. 2009-A, 5.00%, due 8/1/39 Putable 8/1/11	1,044	µ

		10,467

	Total Investments (170.3%) (Cost $135,895)	138,820	##

	Cash, receivables and other assets, less liabilities (2.1%)	1,677

	Liquidation Value of Auction Market Preferred Shares [(72.4%)]	(59,000)

	Total Net Assets Applicable to Common Shareholders (100.0%)	$81,497

See Notes to Schedule of Investments

Schedule of Investments Intermediate Municipal Fund Inc.

(Unaudited)

PRINCIPAL AMOUNT (000's omitted)	SECURITY@	VALUE† (000's omitted)

Alabama (1.6%)
$4,210	DCH Hlth. Care Au. Hlth. Care Fac. Rev., Ser. 2002, 5.25%, due 6/1/14	$4,361

Arizona (8.4%)
1,465	Arizona Energy Management Svcs. (Main) LLC Energy Conservation Rev. (Arizona St. Univ. Proj.-Main Campus), Ser. 2002, (National Public Finance Guarantee Corp. Insured), 5.25%, due 7/1/17	1,531	ß
5,000	Arizona Sch. Fac. Board Cert. of Participation, Ser. 2008, (Assured Guaranty Insured), 5.13%, due 9/1/21	5,336
2,265	Arizona Wtr. Infrastructure Fin. Au. Rev. (Wtr. Quality), Ser. 2008-A, 5.00%, due 10/1/22	2,546
5,730	Mohave Co. Ind. Dev. Au. Correctional Fac. Contract Rev. (Mohave Prison LLC Expansion Proj.), Ser. 2008, 7.50%, due 5/1/19	6,460	ß
1,840	Pinal Co. Cert. of Participation, Ser. 2004, 5.25%, due 12/1/18	1,915
1,155	Pinal Co. Cert. of Participation, Ser. 2004, 5.25%, due 12/1/22	1,178
1,750	Verrado Comm. Fac. Dist. Number 1 G.O., Ser. 2003, 6.15%, due 7/15/17	1,666
2,325	Verrado Comm. Fac. Dist. Number 1 G.O., Ser. 2006, 5.05%, due 7/15/18	2,013

		22,645

California (18.8%)
2,565	California HFA Rev. (Home Mtge.), Ser. 2007-E, 5.00%, due 2/1/42	2,551
2,250	California Hlth. Fac. Fin. Au. Rev. (Cedars-Sinai Med. Ctr.), Ser. 2009, 5.00%, due 8/15/39	2,176	ß
1,725	California Infrastructure & Econ. Dev. Bank St. Sch. Fund (King City Joint Union High Sch.), Ser. 2010, 5.13%, due 8/15/24	1,743
1,955	California St. G.O., Ser. 2003, (AMBAC Insured), 5.00%, due 2/1/27	2,013
1,685	California St. G.O., Ser. 2007, (XLCA Insured), 4.50%, due 8/1/27	1,600
1,845	California St. G.O., Ser. 2005, 5.00%, due 3/1/19	1,954
1,500	California St. Pub. Works Board Lease Rev. (Dept. of Gen. Svcs. Cap East End), Ser. 2002-A, (AMBAC Insured), 5.25%, due 12/1/17	1,554
4,000	California St. Var. Purp. G.O., Ser. 2009, 5.63%, due 4/1/25	4,333
1,240	California Statewide CDA Hlth. Fac. Rev. (Mem. Hlth. Svcs.), Ser. 2003-A, 6.00%, due 10/1/16	1,338	ß
1,265	California Statewide CDA Rev. (California Baptist Univ.), Ser. 2007-A, 5.30%, due 11/1/18	1,200	ß
3,000	Cerritos Pub. Fin. Au. Rev. (Tax Allocation Redev. Proj.), Ser. 2002-A, (AMBAC Insured), 5.00%, due 11/1/19	3,018
2,525	Golden St. Tobacco Securitization Corp. Tobacco Settlement Rev., Ser. 2003-A1, 6.25%, due 6/1/33	2,788
5,750	Norwalk-La Mirada Unified Sch. Dist. G.O. Cap. Appreciation (Election 2002), Ser. 2009-E, (AGC Insured), 0.00%, due 8/1/21	3,087	c
2,080	Oakland Redev. Agcy. Sub. Tax Allocation Rev. (Central Dist. Redev. Proj.), Ser. 2003, (National Public Finance Guarantee Corp. Insured), 5.50%, due 9/1/18	2,151
5,000	Redondo Beach Unified Sch. Dist. G.O., Ser. 2009, 0.00%, due 8/1/16	3,622	d
2,060	Rocklin Unified Sch. Dist. G.O. Cap. Appreciation, Ser. 1994-B, (National Public Finance Guarantee Corp. Insured), 0.00%, due 8/1/19	1,320
2,000	San Bernardino Comm. College Dist. G.O. Cap. Appreciation (Election), Ser. 2009-B, 0.00%, due 8/1/19	1,217	e
740	San Diego Redev. Agcy. Sub. Parking Rev. (Centre City Redev. Proj.), Ser. 2003-B, 5.00%, due 9/1/17	742
2,000	San Francisco City & Co. Arpt. Commission Int'l Arpt. Ref. Rev., Ser. 2009-C2, 5.00%, due 5/1/25	2,119
6,000	San Mateo Foster City Sch. Dist. G.O. Cap. Appreciation (Election 2008), Ser. 2010-A, 0.00%, due 8/1/23	2,802	f
9,070	Victor Valley Comm. College Dist. G.O. Cap. Appreciation (Election 2008), Ser. 2009-C, 0.00%, due 8/1/19	5,487	g
5,095	Victor Valley Joint Union High Sch. Dist. G.O. Cap. Appreciation Bonds, Ser. 2009, (Assured Guaranty Insured), 0.00%, due 8/1/26	1,893

		50,708

Colorado (5.7%)
4,220	Colorado Springs Utils. Sys. Sub. Lien Ref. Rev., Ser. 2002-A, (AMBAC Insured), 5.38%, due 11/15/18	4,579
1,325	Denver City & Co. Arpt. Sys. Ref. Rev., Ser. 1991-D, (XLCA Insured), 7.75%, due 11/15/13	1,462

See Notes to Schedule of Investments

PRINCIPAL AMOUNT (000's omitted)	SECURITY@	VALUE† (000's omitted)

$4,000	Denver City & Co. Arpt. Sys. Ref. Rev., Ser. 2002-E,	$4,279
	(National Public Finance Guarantee Corp. Insured), 5.25%, due 11/15/14
4,610	Thornton Cert. of Participation, Ser. 2002, (AMBAC Insured), 5.38%, due 12/1/16 Pre-Refunded 12/1/12	5,130

		15,450

District of Columbia (0.4%)
1,000	Metro. Washington Dist. of Columbia Arpt. Au. Sys., Ser. 2008-A, 5.50%, due 10/1/18	1,093

Florida (0.8%)
1,000	Hillsborough Co. Ind. Dev. Au. IDR (Hlth. Facs.), Ser. 2008-B, 8.00%, due 8/15/32	1,138	ß
1,000	Sarasota Co. Utils. Sys. Ref. Rev., Ser. 2002-C, (National Public Finance Guarantee Corp. Insured), 5.25%, due 10/1/20	1,063

		2,201

Georgia (3.0%)
4,575	Henry Co. Wtr. & Swr. Au. Ref. Rev., Ser. 2002-A, (National Public Finance Guarantee Corp. Insured), 5.13%, due 2/1/17	5,008
2,710	Newnan Hosp. Au. Rev. Anticipation Cert. (Newnan Hosp., Inc. Proj.), Ser. 2002, (National Public Finance Guarantee Corp. Insured), 5.50%, due 1/1/18 Pre-Refunded 1/1/13	3,025	ß

		8,033

Guam (1.0%)
2,550	Guam Gov't Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2005, 6.00%, due 7/1/25	2,627

Illinois (13.1%)
5,365	Bartlett Tax Increment Ref. Rev. (Quarry Redev. Proj.), Ser. 2007, 5.35%, due 1/1/17	4,972
180	Chicago G.O. (Unrefunded Bal.), Ser. 2002-A, (AMBAC Insured), 5.38%, due 1/1/17	195
1,500	Chicago Metro. Wtr. Reclamation Dist. Cap. Imp. G.O., Ser. 2002-C, 5.38%, due 12/1/16 Pre-Refunded 12/1/12	1,673
1,970	Cook Co. Township High Sch. Dist. Number 225 Northfield Township, Ser. 2008, 5.00%, due 12/1/25	2,173
5,130	Illinois Ed. Fac. Au. Rev. (Field Museum of Natural History), Ser. 2002, 4.30%, due 11/1/36 Putable 11/1/13	5,265	µß
1,875	Illinois Fin. Au. Ref. Rev. (Roosevelt Univ. Proj.), Ser. 2009, 5.00%, due 4/1/16	1,981	ß
4,000	Illinois Fin. Au. Ref. Rev. (Roosevelt Univ. Proj.), Ser. 2009, 5.75%, due 4/1/24	4,156	ß
4,000	Illinois Fin. Au. Rev. (Clare Oaks Proj.), Ser. 2006-A, 5.75%, due 11/15/16	3,642	ß
5,840	Illinois Fin. Au. Rev. (Provena Hlth.), Ser. 2010-A, 6.25%, due 5/1/22	6,146	ß
3,000	Illinois Hlth. Fac. Au. Rev. (Loyola Univ. Hlth. Sys.) (Unrefunded Bal.), Ser. 1997-A, (National Public Finance Guarantee Corp. Insured), 6.00%, due 7/1/14	3,210	ß
1,670	Illinois Metro. Pier & Exposition Au. Dedicated St. Tax Ref. Rev., Ser. 1998-A, (FGIC Insured), 5.50%, due 6/15/17	1,973

		35,386

Indiana (13.6%)
4,000	Indiana Bond Bank Rev. (Spec. Prog. Clark Mem. Hosp.), Ser. 2009-D, 5.50%, due 8/1/29	4,154	ß
8,535	Indiana Bond Bank Rev. (St. Revolving Fund Prog.), Ser. 2001-A, 5.38%, due 2/1/17 Pre-Refunded 2/1/13	9,612
3,240	Indiana Bond Bank Rev. (St. Revolving Fund Prog.), Ser. 2002-B, 5.25%, due 2/1/18 Pre-Refunded 2/1/13	3,611
965	Indiana Bond Bank Rev. (Unrefunded Bal. St. Revolving Fund Prog.), Ser. 2001-A, 5.38%, due 2/1/17	1,054
320	Indiana Bond Bank Rev. (Unrefunded Bal. St. Revolving Fund Prog.), Ser. 2002-B, 5.25%, due 2/1/18	342
4,000	Indiana Hlth. & Ed. Fac. Fin. Au. Hosp. Ref. Rev. (Clarian Hlth. Oblig. Group), Ser. 2006-B, 5.00%, due 2/15/21	4,040	ß
2,050	Indiana Hlth. Fac. Fin. Au. Rev. (Hlth. Sys. Sisters of St. Francis), Ser. 2001, 5.35%, due 11/1/15	2,130	ß
1,000	Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev., Ser. 2003-B, (National Public Finance Guarantee Corp. Insured), 5.25%, due 1/1/18	1,062
1,065	Indiana St. Recreational Dev. Comm. Rev., Ser. 2002, (AMBAC Insured), 5.25%, due 7/1/18	1,109

See Notes to Schedule of Investments

PRINCIPAL AMOUNT (000's omitted)	SECURITY@	VALUE† (000's omitted)

$1,125	Indiana St. Recreational Dev. Comm. Rev., Ser. 2002, (AMBAC Insured), 5.25%, due 7/1/19	$1,168
3,055	Indiana Trans. Fin. Au. Hwy. Ref. Rev., Ser. 2004-B, (National Public Finance Guarantee Corp. Insured), 5.75%, due 12/1/21	3,727
2,580	Indianapolis Local Pub. Imp. Rev. (Indianapolis Arpt. Au. Proj.), Ser. 2003-A, (AGM Insured), 5.63%, due 1/1/17	2,699
2,000	Jasper Hosp. Au. Hosp. Fac. Ref. Rev. (Mem. Hosp. & Hlth. Care Ctr. Proj.), Ser. 2002, (Radian Insured), 5.50%, due 11/1/17	2,029	ß

		36,737

Iowa (6.0%)
1,000	Coralville Urban Renewal Rev., Tax Increment, Ser. 2007-C, 5.00%, due 6/1/15	1,058
5,110	Iowa Fin. Au. Rev. (St. Revolving Fund Prog.), Ser. 2008, 5.50%, due 8/1/22	5,867
2,750	Iowa Std. Loan Liquidity Corp. Std. Loan Rev., Ser. 2009-3, 5.50%, due 12/1/19	2,890
2,875	Iowa Tobacco Settlement Au. Tobacco Settlement Asset-Backed Rev., Ser. 2001-B, 5.30%, due 6/1/25 Pre-Refunded 6/1/11	3,015
3,000	Iowa Tobacco Settlement Au. Tobacco Settlement Asset-Backed Rev., Ser. 2005-C, 5.38%, due 6/1/38	2,291
1,005	Kirkwood Comm. College Iowa New Jobs Training Cert. G.O.(Merged Area X), Ser. 2007-1B, 5.00%, due 6/1/17	1,068

		16,189

Louisiana (0.4%)
1,000	Tobacco Settlement Fin. Corp. Tobacco Settlement Asset-Backed Rev., Ser. 2001-B, 5.50%, due 5/15/30	1,000

Maryland (0.4%)
1,000	Maryland St. Hlth. & Higher Ed. Fac. Au. Rev. (Union Hosp. of Cecil Co.), Ser. 2002, 5.50%, due 7/1/14	1,057	ß

Massachusetts (7.3%)
1,850	Massachusetts St. G.O., Ser. 2002-E, (National Public Finance Guarantee Corp. Insured), 5.38%, due 1/1/18 Pre-Refunded 1/1/13	2,046
2,070	Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (Caritas Christi Oblig. Group), Ser. 1999-A, 5.70%, due 7/1/15	2,086	ß
1,990	Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (Milford-Whitinsville Reg. Hosp.), Ser. 1998-C, 5.75%, due 7/15/13	1,994	ß
4,935	Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (New England Med. Ctr. Hosp.), Ser. 2002-H, (FGIC Insured), 5.38%, due 5/15/16 Pre-Refunded 5/15/12	5,388	ß
5,030	Massachusetts St. Wtr. Poll. Abatement Trust Rev. (MWRA Prog.), Ser. 2002-A, 5.25%, due 8/1/19	5,390
2,775	Massachusetts St. Wtr. Poll. Abatement Trust Rev. (Unrefunded Bal. Rev. Pool Prog.), Ser. 2001-7, 5.25%, due 2/1/16	2,900

		19,804

Michigan (3.6%)
200	L'Anse Creuse Pub. Sch. G.O. (Sch. Bldg. & Site), Ser. 2008, (LOC: JP Morgan Chase), 0.29%, due 5/3/10	200	µ
1,375	Macomb Co. New Haven Comm. Sch. Bldg. & Site G.O., Ser. 2002, 5.25%, due 5/1/17 Pre-Refunded 11/1/12	1,517
1,500	Michigan St. Bldg. Au. Rev. (Fac. Prog.), Ser. 2001-II, 5.50%, due 10/15/18 Pre-Refunded 10/15/11	1,609
3,850	Royal Oak Hosp. Fin. Au. Hosp. Ref. Rev. (William Beaumont Hosp.), Ser. 1996, 6.25%, due 1/1/12	4,080	ß
2,000	Summit Academy North Pub. Sch. Academy Ref. Rev., Ser. 2005, 5.25%, due 11/1/20	1,598
780	Summit Academy Pub. Sch. Academy Ref. Rev., Ser. 2005, 6.00%, due 11/1/15	747

		9,751

Minnesota (3.4%)
2,000	Freeborn Co. Hsg. & Redev. Au. Lease Rev. (Criminal Justice Ctr. Proj.), Ser. 2002, 5.38%, due 2/1/17	2,045
2,000	Maple Grove Hlth. Care Sys. Rev. (Maple Grove Hosp. Corp.), Ser. 2007, 5.00%, due 5/1/17	2,130	ß

See Notes to Schedule of Investments

PRINCIPAL AMOUNT (000's omitted)	SECURITY@	VALUE† (000's omitted)
$2,250	Minneapolis & St. Paul Hsg. & Redev. Au. Hlth. Care Sys. (Children's Hlth. Care Facs.), Ser. 2010-A1, (AGM Insured), 4.50%, due 8/15/24	$2,219	ß
2,540	St. Paul Port Au. Lease Rev. (Office Bldg.), Ser. 2002, 5.00%, due 12/1/17	2,719

		9,113

Mississippi (1.7%)
4,000	Mississippi Bus. Fin. Corp. Gulf Opportunity Zone Rev., Ser. 2009-A, 4.70%, due 5/1/24	3,912	ß
500	Mississippi Dev. Bank Spec. Oblig. (Wilkinson Co. Correctional), Ser. 2008-D, 5.00%, due 8/1/15	551	ß

		4,463

Missouri (6.2%)
3,495	Bi State Dev. Agcy. Metro. Dist. Rev. (Metrolink Cross Co. Proj.), Ser. 2002-B, (AGM Insured), 5.25%, due 10/1/16	3,774
2,000	Boone Co. Hosp. Ref. Rev. (Boone Hosp. Ctr.), Ser. 2002, 5.05%, due 8/1/20	2,019	ß
2,425	Branson Dev. Fin. Board Infrastructure Fac. Board Rev., Ser. 2003-A, 5.00%, due 12/1/17	2,451
705	Branson Ind. Dev. Au. Tax Increment Rev. (Branson Landing-Retail Proj.), Ser. 2005, 5.25%, due 6/1/21	563
1,250	Missouri St. Env. Imp. & Energy Res. Au. Wtr. PCR (Drinking Wtr.), Ser. 2002-B, 5.50%, due 7/1/16 Pre-Refunded 1/1/13	1,397
750	Missouri St. Env. Imp. & Energy Res. Au. Wtr. PCR (Unrefunded Bal. Drinking Wtr.), Ser. 2002-B, 5.50%, due 7/1/16	821
2,275	Missouri St. Hlth. & Ed. Fac. Au. Rev. (Children's Mercy Hosp.), Ser. 2009, 5.13%, due 5/15/24	2,344	ß
245	Missouri St. Hsg. Dev. Comm. Multi-Family Hsg. Rev., Ser. 2001-II, (FHA Insured), 5.25%, due 12/1/16	248	a
110	Missouri St. Hsg. Dev. Comm. Multi-Family Hsg. Rev., Ser. 2001-III, (FHA Insured), 5.05%, due 12/1/15	111
2,965	Missouri St. Univ. Auxiliary Enterprise Sys. Rev., Ser. 2007-A, (XLCA Insured), 5.00%, due 4/1/26	3,054

		16,782

Nevada (3.9%)
1,635	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 6.50%, due 6/15/17	1,784
3,545	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 7.50%, due 6/15/23	3,999
4,355	Las Vegas Valley Wtr. Dist. Ref. & Wtr. Imp. G.O., Ser. 2003-A, (National Public Finance Guarantee Corp. Insured), 5.25%, due 6/1/16	4,721

		10,504

New Hampshire (3.1%)
2,600	New Hampshire Hlth. & Ed. Fac. Au. Rev. (Dartmouth-Hitchcock Clinic), Ser. 2009, 5.00%, due 8/1/19	2,672	ß
1,700	New Hampshire Hlth. & Ed. Fac. Au. Rev. (Univ. Sys. of New Hampshire) (Unrefunded Bal.), Ser. 2001, (AMBAC Insured), 5.38%, due 7/1/17	1,769	ß
4,000	Strafford Co. G.O. (TANS), Ser. 2010-A, 6.50%, due 12/31/10	4,021

		8,462

New Jersey (2.9%)
6,900	New Jersey Ed. Fac. Au. Rev. (Stevens Institute of Technology), Ser. 2002-C, 5.25%, due 7/1/17 Pre-Refunded 7/1/13	7,742	ß

New York (8.6%)
740	Lyons Comm. Hlth. Initiatives Corp. Fac. Rev., Ser. 2004, 5.50%, due 9/1/14	794
3,250	New York City G.O., Ser. 2002-C, 5.50%, due 8/1/15	3,567
2,580	New York City IDA Civic Fac. Rev. (Lycee Francais de New York Proj.), Ser. 2002-A, (ACA Insured), 5.50%, due 6/1/14	2,747	ß
2,750	New York City IDA Liberty Rev. (7 World Trade Ctr., LLC Proj.), Ser. 2005-A, 6.25%, due 3/1/15	2,767	ß
1,100	New York Liberty Dev. Corp. Rev. (Nat'l Sports Museum Proj.), Ser. 2006-A, 6.13%, due 2/15/19	3	#‡
1,700	New York St. Dorm. Au. Personal Income Tax Rev., Ser. 2003-A, 5.38%, due 3/15/20 Pre-Refunded 3/15/13	1,909
4,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Mount Sinai Sch. of Medicine), Ser. 2009, 5.25%, due 7/1/33	4,093	ß

See Notes to Schedule of Investments

PRINCIPAL AMOUNT (000's omitted)	SECURITY@	VALUE† (000's omitted)

$2,000	New York St. HFA Rev. (Affordable Hsg.), Ser. 2009-B, 4.85%, due 11/1/41	$1,987
2,000	New York St. Urban Dev. Corp. Rev., Ser. 2008-D, 5.25%, due 1/1/20	2,217
3,000	Tobacco Settlement Fin. Corp., Ser. 2003-B-1C, 5.50%, due 6/1/21	3,223

		23,307

North Carolina (2.5%)
5,250	North Carolina Muni. Pwr. Agcy. Number 1 Catawba Elec. Rev., Ser. 2009-A, 5.00%, due 1/1/26	5,579
1,000	Oak Island Enterprise Sys. Rev., Ser. 2009, (Assured Guaranty Insured), 5.63%, due 6/1/24	1,060

		6,639

North Dakota (1.6%)
4,100	Fargo Hlth. Sys. Rev. (Meritcare Obligated Group), Ser. 2002-A, (AMBAC Insured), 5.63%, due 6/1/17	4,223	ß

Ohio (1.4%)
3,760	Ohio St. Air Quality Dev. Au. Env. Imp. Ref. Rev. (USX Corp. Proj.), Ser. 1995, 5.00%, due 11/1/15 Putable 11/1/11	3,883	µß

Pennsylvania (5.2%)
1,765	Cumberland Co. West Shore Area Au. Hosp. Rev. (Holy Spirit Hosp. of the Sisters of Christian Charity Proj.), Ser. 2001, 6.05%, due 1/1/19	1,793	ß
565	Delaware River Joint Toll Bridge Comm. Sys. Rev., Ser. 2003, 5.25%, due 7/1/18 Pre-Refunded 7/1/13	638
435	Delaware River Joint Toll Bridge Comm. Sys. Rev. (Unrefunded Bal.), Ser. 2003, 5.25%, due 7/1/18	459
2,000	Lancaster Co. Hosp. Au. Rev. (Brethren Village Proj.), Ser. 2008-A, 6.10%, due 7/1/22	1,996	ß
5,000	Montgomery Co. Higher Ed. & Hlth. Au. Hosp. Rev. (Abington Mem. Hosp. Proj.), Ser. 2002-A, 5.00%, due 6/1/19	5,062	ß
2,000	Philadelphia Arpt. Ref. Rev. (Philadelphia Arpt. Sys.), Ser. 1998, (National Public Finance Guarantee Corp. Insured), 5.38%, due 6/15/14	2,008
1,480	Sayre Hlth. Care Fac. Au. Rev., (Guthrie Hlth. Proj.), Ser. 2002-A, 5.75%, due 12/1/21 Pre-Refunded 12/1/11	1,614	ß
520	Sayre Hlth. Care Fac. Au. Rev. (Unrefunded Bal.), (Guthrie Hlth. Proj.), Ser. 2002-A, 5.75%, due 12/1/21	536	ß

		14,106

Puerto Rico (1.4%)
750	Puerto Rico Elec. Pwr. Au. Pwr. Rev., Ser. 2010-XX, 5.25%, due 7/1/35	756
3,000	Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., Subser. 2009-A, 5.00%, due 8/1/39 Putable 8/1/11	3,133	µ

		3,889

South Carolina (1.3%)
1,100	Charleston Co. Sch. Dist. G.O., Ser. 2001, (AGM Insured), 5.00%, due 2/1/18	1,138
2,140	Mt. Pleasant Town Waterworks & Swr. Sys. Ref. & Imp. Rev., Ser. 2002, (National Public Finance Guarantee Corp. Insured), 5.25%, due 12/1/17	2,274

		3,412
Tennessee (2.3%)
1,655	Knox Co. Hlth. Ed. & Hsg. Fac. Board Hosp. Fac. Rev., Ser. 2002-A, (AGM Insured), 5.50%, due 1/1/18 Pre-Refunded 1/1/13	1,845
1,360	Knox Co. Hlth. Ed. & Hsg. Fac. Board Hosp. Fac. Rev. (Unrefunded Bal.), Ser. 2002-A, (AGM Insured), 5.50%, due 1/1/18	1,408
2,705	Memphis-Shelby Co. Arpt. Au. Arpt. Rev., Ser. 2010-B, 5.50%, due 7/1/19	2,858
		6,111

See Notes to Schedule of Investments

PRINCIPAL AMOUNT (000's omitted)	SECURITY@	VALUE† (000's omitted)

Texas (15.4%)
$4,145	Anson Ed. Fac. Corp. Std. Hsg. Rev. (Univ. of Texas at Dallas-Waterview Park Proj.), Ser. 2002, (ACA Insured), 5.00%, due 1/1/23	$2,832	ß
795	Austin Convention Enterprises, Inc. Convention Ctr. Hotel First Tier Rev., Ser. 2001-A, 6.38%, due 1/1/16 Pre-Refunded 1/1/11	818
3,600	Corpus Christi Tax & Muni. Hotel Occupancy Tax G.O., Ser. 2002, (AGM Insured), 5.50%, due 9/1/17	3,804
1,935	Dallas-Fort Worth Int'l Arpt. Imp. Rev., Ser. 2004-B, (AGM Insured), 5.50%, due 11/1/18	2,047
1,750	Ector Co. Hosp. Dist. Hosp. Rev., Ser. 2002-A, 5.63%, due 4/15/16	1,755
1,745	Ector Co. Hosp. Dist. Hosp. Rev., Ser. 2002-A, 5.63%, due 4/15/17	1,750
2,300	Harris Co. Perm. Imp. Ref. G.O., Ser. 2008-B, 5.00%, due 10/1/19 Pre-Refunded 10/1/18	2,701
2,900	Harris Co. Toll Road Sr. Lien Rev., Ser. 2008-B, 5.00%, due 8/15/33	3,021
2,210	Harris Co. Toll Road Sr. Lien Rev., (Unrefunded Bal.), Ser. 2002, (AGM Insured), 5.38%, due 8/15/16	2,385
610	HFDC Ctr. Texas, Inc. Retirement Fac. Rev., Ser. 2006-A, 5.25%, due 11/1/15	585	ß
3,235	Houston Arpt. Sys. Sub. Lien. Ref. Rev., Ser. 2001-A, (National Public Finance Guarantee Corp. Insured), 5.50%, due 7/1/16	3,279
1,000	Houston Pub. Imp. Ref. G.O., Ser. 2008-A, 5.00%, due 3/1/20	1,111
4,780	North Central Hlth. Fac. Dev. Corp. Hosp. Ref. Rev. (Baylor Hlth. Care Sys. Proj.), Ser. 1998, 5.10%, due 5/15/13	4,794	ß
3,000	North Texas Tollway Au. Dallas North Tollway Sys. Rev., Ser. 2005-C, 6.00%, due 1/1/23	3,292
950	Northwest Texas Independent Sch. Dist. Sch. Bldg., Ser. 2002, (PSF Insured), 5.50%, due 8/15/17 Pre-Refunded 2/15/13	1,067
50	Northwest Texas Independent Sch. Dist. Sch. Bldg. (Unrefunded Bal.), Ser. 2002, (PSF Insured), 5.50%, due 8/15/17	55
20	San Antonio Cert. of Oblig. G.O., Ser. 2002, 5.00%, due 2/1/14 Pre-Refunded 2/1/12	21
500	San Leanna Ed. Fac. Corp. Higher Ed. Ref. Rev., (St. Edwards Univ. Proj.), Ser. 2007, 5.00%, due 6/1/19	520	ß
910	Southmost Reg. Wtr. Au. Wtr. Supply Contract Rev., Ser. 2002, (National Public Finance Guarantee Corp. Insured), 5.50%, due 9/1/19 Pre-Refunded 9/1/12	1,009
1,000	Southmost Reg. Wtr. Au. Wtr. Supply Contract Rev. (Unrefunded Bal.), Ser. 2002, (National Public Finance Guarantee Corp. Insured), 5.50%, due 9/1/19	1,040
235	Texas Std. Hsg. Corp. Std. Hsg. Rev. (Midwestern St. Univ. Proj.), Ser. 2002, 5.50%, due 9/1/12	247
1,000	Trinity River Au. Imp. & Ref. Rev. (Tarrant Co. Wtr. Proj.), Ser. 2003, (National Public Finance Guarantee Corp. Insured), 5.50%, due 2/1/16 Pre-Refunded 2/1/13	1,120
1,085	Tyler Hlth. Fac. Dev. Corp. Hosp. Rev. (Mother Frances Hosp. Reg. Hlth. Care Ctr. Proj.), Ser. 2003, 5.25%, due 7/1/13	1,134	ß
1,175	West Harris Co. Reg. Wtr. Au. Sys. Wtr. Rev., Ser. 2009, 5.00%, due 12/15/35	1,178

		41,565

Utah (1.7%)
3,000	Salt Lake Co. Hosp. Rev. (IHC Hlth. Svc., Inc.), Ser. 2001, (AMBAC Insured), 5.40%, due 2/15/28	3,221	ß
1,200	Uintah Co. Muni. Bldg. Au. Lease Rev., Ser. 2008, 5.25%, due 6/1/20	1,299

		4,520

Virginia (1.0%)
2,620	Peninsula Ports Au. Res. Care Fac. Ref. Rev. (VA Baptist Homes), Ser. 2006-C, 5.25%, due 12/1/21	1,786	ß
1,000	Virginia Beach Dev. Au. Residential Care Fac. Mtge. Ref. Rev. (Westminster-Canterbury of Hampton Roads, Inc.), Ser. 2005, 5.00%, due 11/1/22	917	ß

		2,703

Washington (6.8%)
6,250	Port of Seattle Sub. Lien Rev., Ser. 2002-B, (National Public Finance Guarantee Corp. Insured), 5.50%, due 9/1/16	6,457
1,000	Skagit Co. Pub. Hosp. Dist. Number 1 Ref. Rev., Ser. 2007, 5.63%, due 12/1/25	1,005
1,000	Skagit Co. Pub. Hosp. Dist. Ref. Rev., Ser. 2003, 6.00%, due 12/1/23	1,022
1,625	Skagit Co. Pub. Hosp. Dist. Ref. Rev., Ser. 2003, 6.00%, due 12/1/18	1,707
2,500	Tacoma Wtr. Sys. Rev., Ser. 2001, (National Public Finance Guarantee Corp. Insured), 5.13%, due 12/1/19	2,589

See Notes to Schedule of Investments

PRINCIPAL AMOUNT (000's omitted)	SECURITY@	VALUE† (000's omitted)

$2,525	Washington St. Higher Ed. Fac. Au. Ref. Rev. (Whitworth Univ. Proj.), Ser. 2009, 5.38%, due 10/1/29	$2,548	ß
3,125	Washington St. Hlth. Care Fac. Au. Rev. (Yakima Valley Mem. Hosp. Assoc.), Ser. 2002, (ACA Insured), 5.00%, due 12/1/17	3,105	ß

		18,433

West Virginia (0.4%)
1,000	West Virginia Sch. Bldg. Au. Excess Lottery Rev., Ser. 2008, 5.00%, due 7/1/19	1,095

Wisconsin (6.9%)
995	Badger Tobacco Asset Securitization Corp. Tobacco Settlement Asset-Backed Rev., Ser. 2002, 6.13%, due 6/1/27	1,067
1,900	Univ. of Wisconsin Hosp. & Clinics Au. Hosp. Rev., Ser. 2002-B, 5.50%, due 4/1/12	1,981
1,370	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Aurora Med. Group, Inc. Proj.), Ser. 1996, (AGM Insured), 6.00%, due 11/15/11	1,436	ß
1,100	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Beloit College), Ser. 2010-A, 6.13%, due 6/1/35	1,104	ß
1,225	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Beloit College), Ser. 2010-A, 6.13%, due 6/1/39	1,229	ß
1,000	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Franciscan Sisters Hlth. Care), Ser. 2007, 5.00%, due 9/1/14	1,036	ß
2,780	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Kenosha Hosp. & Med. Ctr., Inc. Proj.), Ser. 1999, 5.50%, due 5/15/15	2,784	ß
5,000	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Marquette Univ.), Ser. 2008-B3, 5.00%, due 10/1/30	5,011	ß
3,000	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Meriter Hosp., Inc.), Ser. 2009, 5.63%, due 12/1/29	3,116	ß

		18,764

Wyoming (1.8%)
4,895	Wyoming Comm. Dev. Au. Hsg. Rev., Ser. 2006-6, 5.00%, due 12/1/21	4,920

Other (0.8%)
3,000	Non-Profit Pfd. Fdg. Trust I, Ser. 2006-C, 4.72%, due 9/15/37	2,238	#

	Total Investments (164.4%) (Cost $433,843)	443,916	##

	Cash, receivables and other assets, less liabilities (2.0%)	5,536

	Liquidation Value of Auction Market Preferred Shares [(66.4%)]	(179,400)

	Total Net Assets Applicable to Common Shareholders (100.0%)	$270,052

See Notes to Schedule of Investments

Schedule of Investments New York Intermediate Municipal Fund Inc.

(Unaudited)

PRINCIPAL AMOUNT (000's omitted)	SECURITY@	VALUE† (000's omitted)

Arizona (0.6%)
$500	Verrado Comm. Fac. Dist. Number 1 G.O., Ser. 2003, 6.15%, due 7/15/17	$476

California (4.0%)
3,115	Corona-Norca Unified Sch. Dist. G.O. Cap. Appreciation (Election 2006), Ser. 2009-C, (AGM Insured), 0.00%, due 8/1/24	1,433
1,470	Pico Rivera Pub. Fin. Au. Lease Rev., Ser. 2009, 4.75%, due 9/1/25	1,462

		2,895

Guam (0.7%)
500	Guam Gov't Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2005, 5.50%, due 7/1/16	518

Illinois (1.2%)
910	Bartlett Tax Increment Ref. Rev. (Quarry Redev. Proj.), Ser. 2007, 5.35%, due 1/1/17	843

Louisiana (1.4%)
1,000	Tobacco Settlement Fin. Corp. Tobacco Settlement Asset-Backed Rev., Ser. 2001-B, 5.50%, due 5/15/30	1,000

Nevada (1.5%)
1,000	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 7.50%, due 6/15/23	1,128

New York (145.8%)
3,000	Albany IDA Civic Fac. Rev. (Charitable Leadership Foundation Ctr. for Med. Science Proj.), Ser. 2002-A, 6.00%, due 7/1/19	2,572	ß
500	Cattaraugus Co. IDA Civic Fac. Rev. (St. Bonaventure Univ. Proj.), Ser. 2006-A, 5.00%, due 5/1/23	496	ß
1,000	Dutchess Co. IDA Civic Fac. Ref. Rev. (Marist College Proj.), Ser. 2003-A, 5.15%, due 7/1/17	1,055	ß
1,000	Erie Co. IDA Sch. Fac. Rev. (Buffalo City Sch. Dist.), Ser. 2009-A, 5.25%, due 5/1/25	1,085
1,500	Hempstead Town Local Dev. Corp. Rev. (Molloy College Proj.), Ser. 2009, 5.75%, due 7/1/23	1,645	ß
1,050	Long Island Pwr. Au. Elec. Sys. Gen. Rev., Ser. 2006-E, (FGIC Insured), 5.00%, due 12/1/21	1,163
855	Lyons Comm. Hlth. Initiatives Corp. Fac. Rev., Ser. 2004, 5.50%, due 9/1/14	917
1,000	Monroe Co. IDA Civic Fac. Rev. (Highland Hosp. Rochester), Ser. 2005, 5.00%, due 8/1/15	1,053	ß
980	Monroe Co. IDA Std. Hsg. Rev. (Collegiate Hsg. Foundation - Rochester Institute of Technology Proj.), Ser. 1999-A, 5.25%, due 4/1/19	933	ß
1,000	Monroe Co. Newpower Corp. Pwr. Fac. Rev., Ser. 2003, 5.10%, due 1/1/16	1,020
1,000	Monroe Co. Pub. Imp. Ref. G.O., Ser. 1996, 6.00%, due 3/1/13	1,088
1,125	Nassau Co. IDA Continuing Care Retirement (The Amsterdam Harborside), Ser. 2007-A, 5.88%, due 1/1/18	1,125	ß
1,000	New York City G.O., Ser. 2002-A, 5.75%, due 8/1/16	1,085
100	New York City G.O., Ser. 2006-I3, (LOC: Bank of America), 0.26%, due 5/3/10	100	µ
950	New York City G.O., Ser. 2009-B, 5.00%, due 8/1/22	1,045
1,000	New York City G.O., Ser. 2009-E, 5.00%, due 8/1/21	1,107
1,410	New York City Hlth. & Hosp. Corp. Rev., Ser. 2002-A, (AGM Insured), 5.50%, due 2/15/13	1,496
4,000	New York City Hsg. Dev. Corp. Multi-Family Hsg. Rev., Ser. 2002-E2, 5.05%, due 11/1/23	4,016
1,000	New York City IDA Civic Fac. Rev. (Lycee Francais de New York Proj.), Ser. 2002-A, (ACA Insured), 5.50%, due 6/1/15	1,056	ß
1,030	New York City IDA Civic Fac. Rev. (Lycee Francais de New York Proj.), Ser. 2002-A, (ACA Insured), 5.50%, due 6/1/17	1,068	ß
2,920	New York City IDA Civic Fac. Rev. (Packer Collegiate Institute Proj.), Ser. 2002, (AMBAC Insured), 5.00%, due 6/1/22	3,014	ß
750	New York City IDA Liberty Rev. (7 World Trade Ctr., LLC Proj.), Ser. 2005-A, 6.25%, due 3/1/15	754	ß
2,000	New York City IDA Spec. Fac. Rev. (Term. One Group Assoc. Proj.), Ser. 2005, 5.50%, due 1/1/19 Putable 1/1/16	2,084	µß
960	New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev., Ser. 1992-A, (AMBAC Insured), 5.88%, due 6/15/13	1,102

See Notes to Schedule of Investments

PRINCIPAL AMOUNT (000's omitted)	SECURITY@	VALUE† (000's omitted)

$2,025	New York City Transitional Fin. Au. Ref. Rev., Ser. 2002-C, (AMBAC Insured), 5.25%, due 8/1/17	$2,176
660	New York Liberty Dev. Corp. Rev. (Nat'l Sports Museum Proj.), Ser. 2006-A, 6.13%, due 2/15/19	2	#‡
2,000	New York St. Dorm. Au. Court Fac. Lease Rev. (New York City Issue), Ser. 2003-A, 5.50%, due 5/15/17 Pre-Refunded 5/15/13	2,268
1,675	New York St. Dorm. Au. Insured Rev. (Long Island Univ.), Ser. 2003-A, (Radian Insred), 5.25%, due 9/1/15	1,722	ß
1,600	New York St. Dorm. Au. Insured Rev. (The Culinary Institute of America), Ser. 1999, (National Public Finance Guarantee Corp. Insured), 5.38%, due 7/1/15	1,621	ß
3,000	New York St. Dorm. Au. Ref. Rev. (North Gen. Hosp. Proj.), Ser. 2003, 5.75%, due 2/15/17	3,199	ß
250	New York St. Dorm. Au. Rev. (Brookdale Hosp. Med. Ctr.), Ser. 1998-J, 5.20%, due 2/15/16	251	ß
1,125	New York St. Dorm. Au. Rev. (City Univ. Sys. Proj.), Ser. 1995-A, 5.63%, due 7/1/16	1,270
1,000	New York St. Dorm. Au. Rev. (Lenox Hill Hosp. Oblig. Group Proj.), Ser. 2001, 5.75%, due 7/1/14	1,034	ß
1,000	New York St. Dorm. Au. Rev. (Lenox Hill Hosp. Oblig. Group Proj.), Ser. 2001, 5.75%, due 7/1/16	1,026	ß
2,000	New York St. Dorm. Au. Rev. (Mount Sinai NYU Hlth.), Ser. 2000-C, 5.50%, due 7/1/26	2,005	ß
1,980	New York St. Dorm. Au. Rev. (New York Med. College Proj.), Ser. 1998, (National Public Finance Guarantee Corp. Insured), 5.00%, due 7/1/21	1,981	ß
500	New York St. Dorm. Au. Rev. (North Shore-Long Island Jewish Oblig. Group), Ser. 2003, 5.00%, due 5/1/18	512	ß
2,855	New York St. Dorm. Au. Rev. (Rivington House Hlth. Care Fac.), Ser. 2002, (SONYMA Insured), 5.25%, due 11/1/15	3,054	ß
2,410	New York St. Dorm. Au. Rev. (Rochester Institute of Technology Proj.), Ser. 2002-A, (AMBAC Insured), 5.25%, due 7/1/19	2,562	ß
1,000	New York St. Dorm. Au. Rev. (Sch. Dist. Financing Proj.), Ser. 2002-A (National Public Finance Guarantee Corp. Insured), 5.75%, due 10/1/17	1,066
3,000	New York St. Dorm. Au. Rev. (SS Joachim & Anne Residence Proj.), Ser. 2002, (LOC: Allied Irish Bank), 4.60%, due 7/1/16	2,965	ß
500	New York St. Dorm. Au. Rev. Non St. Supported Debt (Manhattan Marymount College), Ser. 2009, 5.00%, due 7/1/24	503	ß
900	New York St. Dorm. Au. Rev. Non St. Supported Debt (Montefiore Med. Ctr.), Ser. 2008, (FHA Insured), 5.00%, due 8/1/21	951	ß
1,595	New York St. Dorm. Au. Rev. Non St. Supported Debt (Mount Sinai Sch. of Medicine), Ser. 2009, 5.25%, due 7/1/24	1,663	ß
1,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (NYU Hosp. Ctr.), Ser. 2006-A, 5.00%, due 7/1/20	1,020	ß
1,085	New York St. Dorm. Au. Rev. Non St. Supported Debt (NYU Hosp. Ctr.), Ser. 2007-B, 5.25%, due 7/1/24	1,112	ß
2,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (St. John's Univ.), Ser. 2007-C, (National Public Finance Guarantee Corp. Insured), 5.25%, due 7/1/19	2,221	ß
2,600	New York St. Dorm. Au. Rev. St. Personal Income Tax Rev., Ser. 2003-A, 5.38%, due 3/15/17 Pre-Refunded 3/15/13	2,920
5,000	New York St. Energy Res. & Dev. Au. Fac. Rev. (Consolidated Edison Co. of New York, Inc. Proj.), Ser. 2001, 4.70%, due 6/1/36 Putable 10/1/12	5,006	µß
1,615	New York St. HFA Rev. (Affordable Hsg.), Ser. 2009-B, 4.50%, due 11/1/29	1,621
2,000	New York St. Mtge. Agcy. Homeowner Mtge. Rev., Ser. 1997-67, 5.70%, due 10/1/17	2,001
1,230	New York St. Muni. Bond Bank Agcy., Ser. 2009-B1, 5.00%, due 12/15/23	1,332
1,295	New York St. Muni. Bond Bank Agcy., Ser. 2009-B1, 5.00%, due 12/15/24	1,394
1,475	New York St. Thruway Au. Hwy. & Bridge, Ser. 2007-B, 5.00%, due 4/1/20	1,623
1,090	New York St. Thruway Au. Hwy. & Bridge, Ser. 2009-B, 5.00%, due 4/1/19	1,241
250	New York St. Urban Dev. Corp. Correctional & Youth Fac. Svc. Rev., Ser. 2002-C, 4.00%, due 1/1/20 Putable 1/1/11	255	µ
1,250	New York St. Urban Dev. Corp. Ref. Rev., Ser. 2008-D, 5.25%, due 1/1/20	1,385
965	New York St. Urban Dev. Corp. Rev. (St. Personal Income Tax), Ser. 2008-A1, 5.00%, due 12/15/23	1,056
1,375	New York Tobacco Settlement Fin. Corp., Ser. 2003-B1C, 5.50%, due 6/1/22	1,472
2,000	Niagara Co. IDA Civic Fac. Rev. (Niagara Univ. Proj.), Ser. 2001-A, (Radian Insured), 5.50%, due 11/1/16	2,094	ß
1,000	Onondaga Co. Trust Cultural Res. Rev. (Syracuse Univ. Proj.), Ser. 2010-B, 5.00%, due 12/1/19	1,144	ß
3,000	Port Au. of NY & NJ Rev., Ser. 2002, (AMBAC Insured), 5.50%, due 12/15/12	3,294
1,000	Saratoga Co. IDA Civic Fac. Rev. (Saratoga Hosp. Proj.), Ser. 2007-B, 5.00%, due 12/1/22	980	ß
1,570	Triborough Bridge & Tunnel Au. Oblig., Ser. 1998-A, (National Public Finance Guarantee Corp. Insured), 4.75%, due 1/1/24	1,582
2,000	Triborough Bridge & Tunnel Au. Rev., Ser. 2008-D, 5.00%, due 11/15/23	2,196
1,535	Ulster Co. Res. Rec. Agcy. Solid Waste Sys. Ref. Rev., Ser. 2002, (AMBAC Insured), 5.25%, due 3/1/16	1,636
1,405	United Nations Dev. Corp. Rev., Ser. 2009-A, 5.00%, due 7/1/22	1,513

See Notes to Schedule of Investments

PRINCIPAL AMOUNT (000's omitted)	SECURITY@	VALUE† (000's omitted)

$1,000	Westchester Co. IDA Continuing Care Retirement Comm. Rev. (Kendal on Hudson Proj.), Ser. 2003-B, 6.50%, due 1/1/34 Putable 1/1/13	$1,003	µß
855	Yonkers IDA Civic Fac. Rev. (Comm. Dev. Properties-Yonkers, Inc.), Ser. 2001-A, 6.25%, due 2/1/16 Pre-Refunded 2/1/11	891	ß

		105,902

Puerto Rico (9.1%)
1,500	Puerto Rico Commonwealth Gov't Dev. Bank, Ser. 1985, (National Public Finance Guarantee Corp. Insured), 4.75%, due 12/1/15	1,559
1,050	Puerto Rico Commonwealth Ref. G.O. (Pub. Imp.), Ser. 2001-A, (XLCA Insured), 5.50%, due 7/1/17	1,143
750	Puerto Rico Elec. Pwr. Au. Pwr. Rev., Ser. 2010-XX, 5.25%, due 7/1/35	756
1,060	Puerto Rico Ind. Tourist Ed. Med. & Env. Ctrl. Fac. Rev. (Polytechnic Univ. of Puerto Rico Proj.), Ser. 2002-A, (ACA Insured), 5.25%, due 8/1/16	1,063	ß
1,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., Ser. 2009-A, 5.00%, due 8/1/24	1,041
1,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., Ser. 2009-A, 5.00%, due 8/1/39 Putable 8/1/11	1,045	µ

		6,607

	Total Investments (164.3%) (Cost $117,661)	119,369	##

	Cash, receivables and other assets, less liabilities (2.1%)	1,514

	Liquidation Value of Auction Market Preferred Shares [(66.4%)]	(48,250)

	Total Net Assets Applicable to Common Shareholders (100.0%)	$72,633

See Notes to Schedule of Investments

Notes to Schedule of Investments (Unaudited)

†	The value of investments in securities by Neuberger Berman California Intermediate Municipal Fund Inc. ("California"), Neuberger Berman Intermediate Municipal Fund Inc. ("Intermediate"), and Neuberger Berman New York Intermediate Municipal Fund Inc. ("New York") (individually a "Fund", and collectively, the "Funds") is determined by Neuberger Berman Management LLC ("Management") primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include considerations such as: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Management has developed a process to periodically review information provided by independent pricing services. If a valuation is not available from an independent pricing service or if Management has reason to believe that the valuation does not represent the amount a Fund might reasonably expect to receive on a current sale, the Fund seeks to obtain quotations from principal market makers. If such quotations are not readily available, the security is valued using methods the Fund's Board of Directors (each Fund's Board of Directors, a "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, is expected to approximate market value.

In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by a fund are carried at "fair value" as defined by ASC 820. Fair value is defined as the price that a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in determining the value of the Funds' investments, some of which are discussed above. Significant management judgement may be necessary to estimate fair value in accordance with ASC 820.

In addition to defining fair value, ASC 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 – quoted prices in active markets for identical investments
• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
• Level 3 – significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Funds' investments as of April 30, 2010:

Asset Valuation Inputs

(000's omitted)	Level 1	Level 2	Level 3	Total

California

Investments:

Municipal Notes^	$—	$138,820	$—	$138,820

Total Investments	—	138,820	—	138,820

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

(000's omitted)	Level 1	Level 2	Level 3	Total

Intermediate

Investments:

Municipal Notes^	$—	$443,916	$—	$443,916

Total Investments	—	443,916	—	443,916

New York

Investments:

Municipal Notes^	—	119,369	—	119,369

Total Investments	—	119,369	—	119,369

^  The Schedule of Investments provides information on the state categorization for the portfolio.
##  At April 30, 2010, selected fund information on a U.S. federal income tax basis was as follows:

(000's omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

California	$ 135,895	$ 3,996	$ 1,071	$ 2,925

Intermediate	433,843	16,831	6,758	10,073

New York	117,664	3,163	1,458	1,705

@    At time of investment, municipal securities purchased by the Funds are within the four highest rating categories (with respect to at least 80% of total assets) assigned by a nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Service, Inc., Standard & Poor's, or Fitch, Inc. or, where not rated, are determined by Management to be of comparable quality. Approximately 72%, 59%, and 64% of the municipal securities held by California, Intermediate, and New York, respectively, have credit enhancement features backing them, on which a Fund may rely, such as letters of credit, insurance, or guarantees. Without these credit enhancement features the securities may or may not meet the quality standards of the Funds. Pre-refunded bonds are supported by securities in escrow issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. The amount escrowed is sufficient to pay the periodic interest due and the principal of these bonds. Putable bonds give a Fund the right to sell back the issue on the date specified.

ß      Security is guaranteed by the corporate or non-profit obligor.

µ     Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of April 30, 2010.

a     Security is subject to a guarantee provided by Bayerische Landesbank, backing 100% of the total principal.

b     Security is subject to a guarantee provided by Societe Generale, backing 100% of the total principal.

c     Currently a zero coupon security; will convert to 5.50% on August 1, 2021.

d     Currently a zero coupon security; will convert to 6.38% on August 1, 2016.

e     Currently a zero coupon security; will convert to 6.38% on August 1, 2019.

f     Currently a zero coupon security; will convert to 6.13% on August 1, 2023.

g    Currently a zero coupon security; will convert to 6.88% on August 1, 2019.

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

‡	Security is in default.

#	Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be illiquid and restricted. At April 30, 2010, these securities amounted to approximately $2,241,720 or 0.8% of net assets applicable to common shareholders for Intermediate and approximately $1,980 or 0.0% of net assets applicable to common shareholders for New York.

(000's omitted)	Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets Applicable to Common Shareholders as of Acquisition Date	Value as of April 30, 2010	Fair Value Percentage of Net Assets Applicable to Common Shareholders as of April 30, 2010
Intermediate	New York Liberty Dev. Corp. Rev. (Nat'l Sports Museum Proj.), Ser. 2006-A, 6.13%, due 2/15/19	8/4/2006	$1,100	0.4%	$ 3	0.0%

	Non-Profit Pfd. Fdg. Trust I, Ser. 2006-C, 4.72%, due 9/15/37	10/2/2006	3,000	1.0	2,238	0.8

New York	New York Liberty Dev. Corp. Rev. (Nat'l Sports Museum Proj.), Ser. 2006-A, 6.13%, due 2/15/19	8/4/2006	660	0.9	2	0.0

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited)

Neuberger Berman Intermediate Municipal Closed-End Funds
(000's omitted except per share amounts)

	CALIFORNIA INTERMEDIATE MUNICIPAL FUND	INTERMEDIATE MUNICIPAL FUND	NEW YORK INTERMEDIATE MUNICIPAL FUND
	April 30, 2010	April 30, 2010	April 30, 2010

Assets
Investments in securities, at value* (Note A)— see Schedule of Investments:
Unaffiliated issuers	$138,820	$443,916	$119,369
Cash	62	—	84
Interest receivable	2,015	7,049	1,865
Receivable for securities sold	100	92	—
Prepaid expenses and other assets	10	3	12
Total Assets	141,007	451,060	121,330

Liabilities
Distributions payable—preferred shares	7	15	5
Distributions payable—common shares	374	1,304	326
Payable to investment manager—net (Notes A & B)	11	37	10
Payable to administrator (Note B)	35	111	30
Accrued expenses and other payables	83	141	76
Total Liabilities	510	1,608	447

Auction Market Preferred Shares Series A & B at liquidation value
3,000, 8,000 and 3,000 shares authorized, 2,360, 7,176 and 1,930 shares issued and outstanding for California, Intermediate and New York, respectively;
$.0001 par value; $25,000 liquidation value per share (Note A)	59,000	179,400	48,250
Net Assets applicable to Common Shareholders at value	$81,497	$270,052	$72,633

Net Assets applicable to Common Shareholders consist of:
Paid-in capital—common shares	$78,644	$265,984	$71,789
Undistributed net investment income (loss)	1,095	4,568	958
Accumulated net realized gains (losses) on investments	(1,167)	(10,573)	(1,822)
Net unrealized appreciation (depreciation) in value of investments	2,925	10,073	1,708
Net Assets applicable to Common Shareholders at value	$81,497	$270,052	$72,633

Common Shares Outstanding ($.0001 par value, 999,997,000, 999,992,000 and 999,997,000 shares authorized for California, Intermediate and New York, respectively)	5,507	18,635	5,028
Net Asset Value Per Common Share Outstanding	$14.80	$14.49	$14.45
*Cost of Investments:	$135,895	$433,843	$117,661

See Notes to Financial Statements

Statements of Operations (Unaudited)

Neuberger Berman Intermediate Municipal Closed-End Funds
(000's omitted)

	CALIFORNIA INTERMEDIATE MUNICIPAL FUND	INTERMEDIATE MUNICIPAL FUND	NEW YORK INTERMEDIATE MUNICIPAL FUND
	For the Six Months Ended April 30, 2010	For the Six Months Ended April 30, 2010	For the Six Months Ended April 30, 2010
Investment Income:
Income (Note A)
Interest income	$3,232	$10,612	$2,837

Expenses:
Investment management fees (Note B)	173	554	149
Administration fees (Note B)	208	665	178
Auction agent fees (Note B)	43	146	23
Audit fees	24	25	24
Basic maintenance expense (Note B)	14	14	14
Custodian fees (Note B)	39	74	33
Insurance expense	7	22	6
Legal fees	60	145	52
Shareholder reports	20	37	20
Stock exchange listing fees	2	5	1
Stock transfer agent fees	10	10	10
Directors' fees and expenses	25	26	25
Miscellaneous	17	25	16

Total expenses	642	1,748	551

Investment management fees waived (Note B)	(104)	(333)	(89)
Expenses reduced by custodian fee expense offset arrangement (Note B)	—	(1)	—

Total net expenses	538	1,414	462

Net investment income (loss)	$2,694	$9,198	$2,375

Realized and Unrealized Gain (Loss) on Investments (Note A)

Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	359	242	42

Change in net unrealized appreciation (depreciation) in value of:

Unaffiliated investment securities	1,417	4,971	1,506

Net gain (loss) on investments	1,776	5,213	1,548

Distributions to Preferred Shareholders	(115)	(350)	(95)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	$4,355	$14,061	$3,828

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman Intermediate Municipal Closed-End Funds

(000's omitted)

CALIFORNIA INTERMEDIATE MUNICIPAL FUND		INTERMEDIATE MUNICIPAL FUND
Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009
Increase (Decrease) in Net Assets Applicable to Common Shareholders:

From Operations (Note A):
Net investment income (loss)	$2,694	$5,770	$9,198	$18,954
Net realized gain (loss) on investments	359	(1,362)	242	(9,553)
Change in net unrealized appreciation (depreciation) of investments	1,417	9,198	4,971	27,702

Distributions to Preferred Shareholders From (Note A):
Net investment income	(115)	(513)	(350)	(1,555)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	4,355	13,093	14,061	35,548

Distributions to Common Shareholders From (Note A):
Net investment income	(2,199)	(4,272)	(7,644)	(13,345)

From Capital Share Transactions (Note D):
Proceeds from reinvestment of dividends and distributions	—	—	—	—
Payments for shares redeemed in connection with tender offer (Note E)	—	(17,811)	—	(27,869)
Total net proceeds from capital share transactions	—	(17,811)	—	(27,869)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	2,156	(8,990)	6,417	(5,666)

Net Assets Applicable to Common Shareholders:
Beginning of period	79,341	88,331	263,635	269,301
End of period	$81,497	$79,341	$270,052	$263,635
Undistributed net investment income (loss) at end of period	$1,095	$715	$4,568	$3,364

See Notes to Financial Statements

NEW YORK INTERMEDIATE MUNICIPAL FUND
Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009
Increase (Decrease) in Net Assets Applicable to Common Shareholders:

From Operations (Note A):

Net investment income (loss)	2,375	$4,793
Net realized gain (loss) on investments	42	(1,053)
Change in net unrealized appreciation (depreciation) of investments	1,506	7,294

Distributions to Preferred Shareholders From (Note A):
Net investment income	(95)	(426)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	3,828	10,608

Distributions to Common Shareholders From (Note A):
Net investment income	(1,930)	(3,542)

From Capital Share Transactions (Note D):
Proceeds from reinvestment of dividends and distributions	55	—
Payments for shares redeemed in connection with tender offer (Note E)	—	(7,441)
Total net proceeds from capital share transactions	55	(7,441)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	1,953	(375)

Net Assets Applicable to Common Shareholders:
Beginning of period	70,680	71,055
End of period	72,633	$70,680
Undistributed net investment income (loss) at end of period	958	$608

See Notes to Financial Statements

Notes to Financial Statements Intermediate Municipal Closed-End Funds (Unaudited)

Note A—Summary of Significant Accounting Policies:

1         General: The Funds were organized as Maryland corporations on July 29, 2002. California and New York are registered as non-diversified, closed-end management investment companies and Intermediate is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. Each Fund's Board may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2          Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3          Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost and stated separately in the Statements of Operations.

4          Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2006 - 2008. As of April 30, 2010, the Funds did not have any unrecognized tax benefits.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund as a whole.

As determined on October 31, 2009, there were no permanent differences resulting from different book and tax accounting reclassified at fiscal year-end for California. As determined on October 31, 2009, permanent differences resulting primarily from different book and tax accounting for defaulted bonds were reclassified at year-end for Intermediate and New York. These reclassifications had no effect on income, net asset value or net asset value per share for Intermediate and New York.

  The tax character of distributions paid during the years ended October 31, 2009 and October 31, 2008 was as follows:

	Distributions Paid From:
	Tax-Exempt Income		Ordinary Income		Total
	2009	2008	2009	2008	2009	2008
California	$4,756,650	$6,458,574	$28,416	$7,760	$4,785,066	$6,466,334
Intermediate	14,800,907	20,178,654	99,261	38,868	14,900,168	20,217,522
New York	3,956,547	5,304,908	11,613	6,228	3,968,160	5,311,136

  As of October 31, 2009, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
California	$1,042,807	$—	$—	$1,507,904	$(1,525,938)	$1,024,773
Intermediate	4,517,274	—	—	5,096,161	(10,809,374)	(1,195,939)
New York	914,445	—	—	198,908	(1,861,396)	(748,043)

The differences between book basis and tax basis distributable earnings is attributable primarily to timing differences of distribution payments, capital loss carryforwards and, for Intermediate and New York, defaulted bond income adjustments.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. As determined at October 31, 2009, each Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Expiring in:
	2011	2012	2013	2014	2015	2016	2017
California	$—	$159,305	$4,477	$—	$—	$—	$1,362,156
Intermediate	509,968	328,363	58,816	—	126,780	232,566	9,552,881
New York	362,560	156,636	18,838	—	—	269,555	1,053,807

5          Distributions to shareholders: Each Fund earns income, net of expenses, daily on its investments. It is the policy of each Fund to declare and pay monthly distributions to common shareholders. Distributions from net realized capital gains, if any, are normally distributed in December. Distributions to common shareholders are recorded on the ex-date. Distributions to preferred shareholders are accrued and determined as described in Note A-7.

On May 17, 2010, each Fund declared a monthly distribution to common shareholders payable June 15, 2010, to shareholders of record on May 28, 2010, with an ex-date of May 26, 2010 as follows:

Distribution per share
California	$0.068
Intermediate	0.070
New York	0.065

On June 15, 2010, each Fund declared a monthly distribution to common shareholders payable July 15, 2010, to shareholders of record on June 30, 2010, with an ex-date of June 28, 2010 as follows:

Distribution per share
California	$0.068
Intermediate	0.070
New York	0.065

6	Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company (e.g., a Fund) are allocated among the Funds and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

7	Financial leverage: On October 21, 2002, the Funds re-classified unissued shares of capital stock into several series of Auction Market Preferred Shares ("AMPS"), as follows:

	Series A Shares	Series B Shares
California	1,500	1,500
Intermediate	4,000	4,000
New York	1,500	1,500

On December 13, 2002, the Funds issued several series of AMPS, as follows:

	Series A Shares	Series B Shares
California	1,180	1,180
Intermediate	3,588	3,588
New York	965	965

All shares of each series of AMPS have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by a Fund, but excluding interest thereon ("Liquidation Value"). Distributions to AMPS shareholders, which are cumulative, are accrued daily. It is the policy of each Fund to pay distributions every 7 days for each Fund's AMPS Series A and every 28 days for each Fund's AMPS Series B, unless in a special rate period.

In the absence of a special rate period, distribution rates are reset every 7 days for each Fund's AMPS Series A, based on the results of an auction. For the six months ended April 30, 2010, distribution rates ranged from:

	Distribution Rate
California	0.26	% – 0.50%
Intermediate	0.24	% – 0.50%
New York	0.26	% – 0.50%

In the absence of a special rate period, distribution rates are reset every 28 days for each Fund's AMPS Series B, based on the results of an auction. For the six months ended April 30, 2010, distribution rates ranged from:

	Distribution Rate
California	0.32	% – 0.49%
Intermediate	0.34	% – 0.50%
New York	0.34	% – 0.50%

The Funds declared distributions to AMPS shareholders for the period May 1, 2010 to May 31, 2010 for each series of the AMPS as follows:

	Series A Shares	Series B Shares
California	$11,267	$11,591
Intermediate	33,666	35,393
New York	9,253	9,881

Since February 2008, the market for auction rate preferred securities has experienced an unprecedented number of failed auctions. In the Funds' regularly scheduled auctions, more AMPS were submitted for sale than there were offers to buy. This meant that these auctions "failed to clear," and that preferred shareholders who wanted to sell their AMPS in these auctions were unable to do so. When a failed auction of AMPS occurs, the distribution rate for AMPS resets to a maximum rate, which is 110% of the base rate (the base rate is the greater of an "AA" rated composite commercial paper rate or the taxable equivalent of a short-term municipal bond rate) as a result of the failed auctions. Although the failed auctions have resulted in a current lack of liquidity for preferred shareholders, they are not an event of default for the Funds nor have they affected the credit quality of the AMPS. The Funds have paid, and continue to pay, distributions on their AMPS that are set at the maximum rate as a result of the failed auctions. If auctions continue to fail and the maximum rate increases due to changes in short term interest rates, the Funds' returns for common shareholders could be adversely affected. The Funds continue to monitor the developments in the AMPS market.

The Funds may redeem shares of each series of AMPS, in whole or in part, on the second business day preceding any distribution payment date at Liquidation Value.

The Funds are also subject to certain restrictions relating to the AMPS. Failure to comply with these restrictions could preclude the Funds from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of AMPS at Liquidation Value.

The holders of AMPS are entitled to one vote per share and will vote with holders of common shares as a single class, except that the AMPS will vote separately as a class on certain matters, as required by law or a Fund's charter. The holders of a Fund's AMPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on AMPS for two consecutive years.

8         Concentration of risk: The ability of the issuers of the debt securities held by the Funds to meet their obligations may be affected by economic developments, including those particular to a specific industry or region. California and New York normally invest substantially all of their assets in municipal bonds of issuers located in the state of California and the state of New York, respectively. The value of each of these Funds' securities are more susceptible to adverse economic, political, regulatory or other factors affecting the issuers of such municipal bonds than a fund that does not limit its investments to such issuers.

9         Indemnifications: Like many other companies, the Funds' organizational documents provide that their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, both in some of their principal service contracts and in the normal course of their business, the Funds enter into contracts that provide indemnifications to other parties for certain types of losses or liabilities. Each Fund's maximum exposure under these arrangements is unknown as this could involve future claims against each Fund.

Note B—Management Fees, Administration Fees, and Other Transactions With Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee at the annual rate of 0.25% of its average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any AMPS outstanding is not considered a liability.

Management has contractually agreed to waive a portion of the management fees it is entitled to receive from each Fund at the following annual rates:

Year Ended October 31,	% of Average Daily Managed Assets
2010	0.10
2011	0.05

Management has not contractually agreed to waive any portion of its fees beyond October 31, 2011.

In connection with the May 2009 tender offer and the tender offer program, more fully described in Note E, Management has agreed to voluntarily extend for one year the contractual fee waivers currently in place, so that the fee waiver as a percentage of average daily Managed Assets for each Fund would be:

Year Ended October 31,	% of Average Daily Managed Assets
2010	0.15
2011	0.10
2012	0.05

For the six months ended April 30, 2010, such waived fees amounted to $103,801, $332,551, and $89,294 for California, Intermediate, and New York, respectively.

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.30% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Funds. Several individuals who are officers and/or Directors of each Fund are also employees of Neuberger and/or Management.

On May 4, 2009, NBSH Acquisition, LLC ("NBSH"), an entity organized by key members of Neuberger Berman's senior management, acquired a majority interest in Neuberger Berman's business and the fixed income and certain alternative asset management businesses of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division (together with Neuberger Berman, the "Acquired Businesses") (the "Acquisition"). Prior to that date, the predecessor of Management and Neuberger were wholly owned subsidiaries of LBHI. On September 15, 2008, LBHI filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code, and on December 22, 2008, the bankruptcy court having jurisdiction over the LBHI matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder in a public auction.

The Acquired Businesses are now indirectly owned by, among others, portfolio managers, Neuberger Berman's management team, and certain key members and senior professionals who are employed in various parts of the

Neuberger Berman complex of companies, with a minority interest retained by LBHI and certain affiliates of LBHI. The closing of the Acquisition resulted in an "assignment" of the Funds' Management Agreements and Sub-Advisory Agreements. Such an assignment, by law, automatically terminated those agreements. Accordingly, prior to the closing, the Board, including the Directors who are not "interested persons" of the Funds' investment manager and its affiliates or the Funds, considered and approved new Management Agreements and Sub-Advisory Agreements for the Funds. The new agreements, which are virtually identical to those previously in effect, were also approved by a vote of the Funds' shareholders.

These events have not had a material impact on the Funds or their operations. Management and Neuberger continue to operate in the ordinary course of business as the investment manager and sub-adviser of the Funds.

Each Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended April 30, 2010, the impact of this arrangement was a reduction of expenses of $240, $631, and $213 for California, Intermediate, and New York, respectively.

In connection with the settlement of each AMPS auction, each Fund pays, through the auction agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the AMPS held by the broker-dealer's customers. For any auction preceding a rate period of less than one year, the service fee is paid at the annual rate of 1/4 of 1% for each successful auction, and up to 3/20 of 1% if the auction fails; for any auction preceding a rate period of one year or more, the service fee is paid at a rate agreed to by each Fund and the broker-dealer.

In order to satisfy rating agency requirements, each Fund is required to provide the rating agency that rates its AMPS a report on a monthly basis verifying that each Fund is maintaining eligible assets having a discounted value equal to or greater than the Preferred Shares Basic Maintenance Amount, which is a minimum level set by the rating agency as one of the conditions to maintain its rating on the AMPS. "Discounted value" refers to the fact that the rating agency requires each Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agency. Each Fund pays a fee to State Street for the preparation of this report which is reflected in the Statements of Operations under the caption "Basic maintenance expense."

Note C—Securities Transactions:

During the six months ended April 30, 2010, there were purchase and sale transactions (excluding short-term securities) as follows:

(000's omitted)	Purchases	Sales
California	$19,696	$20,170
Intermediate	84,744	97,120
New York	29,433	29,806

Note D—Capital:

At April 30, 2010, the common shares outstanding and the common shares of each Fund owned by Neuberger were as follows:

	Common Shares Outstanding	Common Shares Owned by Neuberger
California	5,507,477	6,981
Intermediate	18,634,612	6,981
New York	5,027,865	6,981

Transactions in common shares for the six months ended April 30, 2010 and for the year ended October 31, 2009, were as follows:

	Shares Issued on Reinvestment of Dividends and Distributions		Redemption of Common Shares (Note E)		Net Increase/(Decrease) in Common Shares Outstanding
	2010	2009	2010	2009	2010	2009
California	—	—	—	(1,291,877)	—	(1,291,877)
Intermediate	—	—	—	(2,070,512)	—	(2,070,512)
New York	3,868	—	—	(558,221)	3,868	(558,221)

Note E—Tender Offer Program:

Each Fund conducted a tender offer in May 2009 for up to 10% of its outstanding common shares at a price equal to 98% of its net asset value ("NAV") per share determined on the day the tender offer expired. Under the terms of each tender offer, on June 5, 2009, California, Intermediate and New York accepted 679,935, 2,070,512 and 558,221 common shares, respectively, representing in each case approximately 10% of the Funds' then-outstanding common shares. Final payment was made at $13.46, $13.46 and $13.33 per share for California, Intermediate and New York, respectively, in each case representing 98% of the Fund's NAV per share on May 29, 2009.

In 2009, each Fund's Board authorized a semi-annual tender offer program consisting of up to four tender offers over a two-year period (each, a "Tender Offer Program"). Under each Tender Offer Program, if a Fund's common shares trade at an average daily discount to NAV per share of greater than 10% during a 12-week measurement period, the Fund would conduct a tender offer for between 5% and 20% of its outstanding common shares at a price equal to 98% of its NAV per share determined on the day the tender offer expires.

During the initial measurement period under the Tender Offer Program, each of Intermediate and New York traded at an average daily discount to NAV per share of less than 10% and, therefore, in accordance with its Tender Offer Program, did not conduct a tender offer. During the initial measurement period under the Tender Offer Program, California, however, traded at an average daily discount to NAV per share of greater than 10%. As a result, California conducted a tender offer for up to 10% of its outstanding common shares that commenced September 18, 2009 and ended October 16, 2009. Under the terms of the tender offer, on October 23, 2009, California accepted 611,942 common shares, representing approximately 10% of its then-outstanding common shares. Final payment was made at $14.15 per share, representing 98% of the NAV per share on October 16, 2009.

During each Fund's second measurement period under the Tender Offer Program, February 19, 2010 to May 14, 2010, each of California, Intermediate and New York traded at an average daily discount to NAV per share of less than 10% and, therefore, in accordance with its Tender Offer Program, did not conduct a tender offer.

In connection with each Fund's May 2009 tender offer and the adoption of the Tender Offer Program by each Fund, Management agreed to voluntarily extend for one year the contractual fee waivers currently in place for each Fund to offset some of the expenses associated with, or possible increases in each Fund's expense ratio resulting from, the tender offers (see Note B for additional disclosure). Each Board retains the ability, consistent with its fiduciary duty, to opt out of its Tender Offer Program should circumstances arise that the Board believes could cause a material negative effect on its Fund or its Fund's shareholders.

Note F—Subsequent Events:

In accordance with the provision set forth in ASC 855 "Subsequent Events" ("ASC 855"), Management has evaluated the possibility of subsequent events existing in the Fund's financial statements through the date the financial statements were available to be issued. Management has determined that there are no subsequent events that, in accordance with ASC 855, would need to be disclosed in the Funds' financial statements.

Note G—Recent Market Events:

During the six month period covered by this report, the U.S. and global economies and the financial markets experienced significant disruptions, the effects of which are continuing to work their way through the economy. Because these market events are widespread and unprecedented, it is difficult to predict their ultimate severity or duration or the way in which they will affect particular issuers or market sectors.

Note H—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

California Intermediate Municipal Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Six Months Ended April 30,		Year Ended October 31,
	2010 (Unaudited)		2009	2008	2007	2006	2005
Common Share Net Asset Value, Beginning of Period	$14.41		$12.99	$14.60	$15.00	$14.68	$15.06

Income From Investment Operations Applicable to Common Shareholders:
Net Investment Income (Loss)¢	.49		.88	.92	.94	.94	.91
Net Gains or Losses on Securities (both realized and unrealized)	.32		1.22	(1.58)	(.35)	.37	(.40)
Common Share Equivalent of Distributions to Preferred Shareholders From:
Net Investment Income¢	(.02)		(.08)	(.31)	(.30)	(.27)	(.14)
Total From Investment Operations Applicable to Common Shareholders	.79		2.02	(.97)	.29	1.04	.37

Less Distributions to Common Shareholders From:
Net Investment Income	(.40)		(.66)	(.64)	(.69)	(.72)	(.75)
Accretive Effect of Tender Offer	—		.06	—	—	—	—
Common Share Net Asset Value, End of Period	$14.80		$14.41	$12.99	$14.60	$15.00	$14.68
Common Share Market Value, End of Period	$13.99		$13.14	$10.73	$13.08	$14.65	$13.75
Total Return, Common Share Net Asset Value†	5.74	%**	17.12%	(6.39)%	2.16%	7.51%	2.96%
Total Return, Common Share Market Value†	9.61	%**	29.29%	(13.69)%	(6.29)%	12.10%	7.82%

Supplemental Data/Ratios††
Net Assets Applicable to Common Shareholders, End of Period (in millions)	$81.5		$79.3	$88.3	$99.3	$101.9	$99.7
Preferred Shares Outstanding, End of Period (in millions)	$59.0		$59.0	$59.0	$59.0	$59.0	$59.0
Preferred Shares Liquidation and Market Value Per Share	$25,000		$25,000	$25,000	$25,000	$25,000	$25,000
Ratios are calculated using Average Net Assets Applicable to Common Shareholders Ratio of Gross Expenses#	1.35	%*	1.34%	1.03%	.94%	.93%	.96%
Ratio of Net Expenses‡	1.35	%*	1.34%	1.02%	.94%	.93%	.96%
Ratio of Net Investment Income (Loss) Excluding Preferred Share DistributionsØØ	6.75	%*	6.51%	6.45%	6.36%	6.36%	6.08%
Portfolio Turnover Rate	14	%**	27%	14%	3%	3%	3%
Asset Coverage Per Preferred Share, End of Period@	$59,535		$58,620	$62,432	$67,108	$68,208	$67,273

  See Notes to Financial Highlights

Financial Highlights

Intermediate Municipal Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Six Months Ended April 30,		Year Ended October 31,
	2010 (Unaudited)		2009	2008	2007	2006	2005
Common Share Net Asset Value, Beginning of Period	$14.15		$13.01	$14.55	$14.91	$14.68	$15.11

Income From Investment Operations Applicable to Common Shareholders:
Net Investment Income (Loss)¢	.49		.95	.97	.98	.97	.95
Net Gains or Losses on Securities (both realized and unrealized)	.28		.91	(1.53)	(.35)	.30	(.43)
Common Share Equivalent of Distributions to Preferred Shareholders From:
Net Investment Income¢	(.02)		(.08)	(.33)	(.32)	(.29)	(.15)
Total From Investment Operations Applicable to Common Shareholders	.75		1.78	(.89)	.31	.98	.37

Less Distributions to Common Shareholders From:
Net Investment Income	(.41)		(.67)	(.65)	(.67)	(.75)	(.80)
Accretive Effect of Tender Offers	—		.03	—	—	—	—
Common Share Net Asset Value, End of Period	$14.49		$14.15	$13.01	$14.55	$14.91	$14.68
Common Share Market Value, End of Period	$14.11		$13.01	$11.00	$12.86	$14.22	$13.62
Total Return, Common Share Net Asset Value†	5.44	%**	14.73%	(5.87)%	2.48%	7.22%	2.93%
Total Return, Common Share Market Value†	11.67	%**	24.76%	(9.95)%	(5.03)%	10.22%	5.32%

Supplemental Data/Ratios††
Net Assets Applicable to Common Shareholders, End of Period (in millions)	$270.1		$263.6	$269.3	$301.3	$308.7	$303.9
Preferred Shares Outstanding, End of Period (in millions)	$179.4		$179.4	$179.4	$179.4	$179.4	$179.4
Preferred Shares Liquidation and Market Value Per Share	$25,000		$25,000	$25,000	$25,000	$25,000	$25,000
Ratios are calculated using Average Net Assets Applicable to Common Shareholders Ratio of Gross Expenses#	1.07	%*	1.09%	.87%	.79%	.78%	.80%
Ratio of Net Expenses‡	1.07	%*	1.08%	.86%	.78%	.78%	.80%
Ratio of Net Investment Income (Loss) Excluding Preferred Share DistributionsØØ	6.93	%*	6.98%	6.80%	6.65%	6.61%	6.33%
Portfolio Turnover Rate	19	%**	40%	8%	4%	6%	2%
Asset Coverage Per Preferred Share, End of Period@	$62,635		$61,743	$62,606	$67,027	$68,048	$67,368

  See Notes to Financial Highlights

Financial Highlights

New York Intermediate Municipal Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Six Months Ended April 30,		Year Ended October 31,
	2010 (Unaudited)		2009	2008	2007	2006	2005
Common Share Net Asset Value, Beginning of Period	$14.07		$12.73	$14.34	$14.69	$14.47	$14.90

Income From Investment Operations Applicable to Common Shareholders:
Net Investment Income (Loss)¢	.47		.89	.94	.95	.96	.93
Net Gains or Losses on Securities (both realized and unrealized)	.31		1.16	(1.60)	(.33)	.29	(.44)
Common Share Equivalent of Distributions to Preferred Shareholders From:
Net Investment Income¢	(.02)		(.08)	(.31)	(.30)	(.28)	(.14)
Total From Investment Operations Applicable to Common Shareholders	.76		1.97	(.97)	.32	.97	.35

Less Distributions to Common Shareholders From:
Net Investment Income	(.38)		(.66)	(.64)	(.67)	(.75)	(.78)
Accretive Effect of Tender Offers	—		.03	—	—	—	—
Common Share Net Asset Value, End of Period	$14.45		$14.07	$12.73	$14.34	$14.69	$14.47
Common Share Market Value, End of Period	$14.54		$12.88	$10.57	$12.99	$14.60	$13.54
Total Return, Common Share Net Asset Value†	5.58	%**	16.74%	(6.50)%	2.50%	7.05%	2.87%
Total Return, Common Share Market Value†	16.05	%**	28.71%	(14.30)%	(6.58)%	13.70%	7.68%

Supplemental Data/Ratios††
Net Assets Applicable to Common Shareholders, End of Period (in millions)	$72.6		$70.7	$71.1	$80.0	$81.9	$80.7
Preferred Shares Outstanding, End of Period (in millions)	$48.3		$48.3	$48.3	$48.3	$48.3	$48.3
Preferred Shares Liquidation and Market Value Per Share	$25,000		$25,000	$25,000	$25,000	$25,000	$25,000
Ratios are calculated using Average Net Assets Applicable to Common Shareholders
Ratio of Gross Expenses#	1.30	%*	1.37%	1.09%	1.00%	.98%	1.02%
Ratio of Net Expenses‡	1.30	%*	1.37%	1.09%	1.00%	.98%	1.01%
Ratio of Net Investment Income (Loss) Excluding Preferred Share DistributionsØØ	6.67	%*	6.70%	6.64%	6.56%	6.60%	6.30%
Portfolio Turnover Rate	25	%**	33%	10%	1%	5%	2%
Asset Coverage Per Preferred Share, End of Period@	$62,636		$61,627	$61,892	$66,496	$67,488	$66,813

  See Notes to Financial Highlights

Notes to Financial Highlights Intermediate Municipal Closed-End Funds

(Unaudited)

†         Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under each Fund's distribution reinvestment plan. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares when sold may be worth more or less than original cost. For each Fund, total return would have been lower if Management had not waived a portion of the investment management fee.

#         The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡          After waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets applicable to common shareholders would have been:

	Six Months Ended April 30,	Year Ended October 31,
	2010	2009	2008	2007	2006	2005
California	1.61%	1.59%	1.34%	1.34%	1.32%	1.36%
Intermediate	1.32%	1.33%	1.19%	1.18%	1.17%	1.20%
New York	1.55%	1.62%	1.41%	1.40%	1.38%	1.41%

@        Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on AMPS) from the Fund's total assets and dividing by the number of AMPS outstanding.

††        Expense ratios do not include the effect of distributions to holders of AMPS. Income ratios include income earned on assets attributable to AMPS outstanding.

¢          Calculated based on the average number of shares outstanding during each fiscal period.

*         Annualized.

**       Not Annualized.

ØØ     The annualized ratios of preferred share distributions to average net assets applicable to common shareholders were:

	Six Months Ended April 30,	Year Ended October 31,
	2010	2009	2008	2007	2006	2005
California	.29%	.58%	2.17%	2.02%	1.86%	.91%
Intermediate	.26%	.57%	2.27%	2.20%	1.95%	1.02%
New York	.27%	.59%	2.19%	2.07%	1.90%	.92%

Distribution Reinvestment Plan

The Bank of New York Mellon ("Plan Agent") will act as Plan Agent for shareholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"), will open an account for each Participant under the Distribution Reinvestment Plan ("Plan") in the same name as their then current Shares are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the common stock of the Fund ("Shares"), each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant's account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant's account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant's account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant's Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant's account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund's Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant's uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant's account. For the purpose of cash investments, the Plan Agent may commingle each Participant's funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant's Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent's name or that of the Plan Agent's nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant's notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant's account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent's negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of Maryland.

Directory

Investment Manager and Administrator Neuberger Berman Management LLC 605 Third Avenue, 2nd Floor New York, NY 10158-0180 877.461.1899 or 212.476.8800	Stock Transfer Agent The Bank of New York Mellon 480 Washington Boulevard Jersey City, NJ 07317

Sub-Adviser Neuberger Berman LLC 605 Third Avenue New York, NY 10158-3698	Legal Counsel K&L Gates LLP 1601 K Street, NW Washington, DC 20006

Custodian State Street Bank and Trust Company 2 Avenue de Lafayette Boston, MA 02111	Independent Registered Public Accounting Firm Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

Each Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

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Neuberger Berman Management LLC 605 Third Avenue, 2nd Floor New York, NY 10158–0180 Internal Sales & Services 877.461.1899 www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds.
I0208 06/10

Item 2. Code of Ethics

The Board of Directors (“Board”) of Neuberger Berman Intermediate Municipal Fund Inc. (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-21168 (filed on July 10, 2006).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Martha Goss, George Morriss and Candace Straight. Ms. Goss, Mr. Morriss and Ms. Straight are independent directors as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services

Only required in the annual report.

Item 5. Audit Committee of Listed Registrants

Only required in the annual report.

Item 6. Schedule of Investments

The complete schedule of investments for the Registrant is disclosed in the Registrant’s Semi-Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Only required in the annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Effective February 25, 2010, S. Blake Miller was appointed Co-Portfolio Manager and assumed joint day-to-day management responsibility of the Registrant:

S. Blake Miller is a Senior Vice President of Neuberger Berman Management LLC and Neuberger Berman Fixed Income LLC. Mr. Miller joined Neuberger Berman Fixed Income LLC in 2008. Prior to that time, he was the head of Municipal Fixed Income investing at another firm where he worked since 1986.

(a)(2)  The table below describes the other accounts for which the Registrant’s new Co-Portfolio Manager has joint day-to-day management responsibility as of May 31, 2010.

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
S. Blake Miller
Registered Investment Companies*	3	$518	-	-
Other Pooled Investment Vehicles	1	$262	-	-
Other Accounts**	1,115	$1,232	-	-
*Registered Investment Companies include: Mutual Funds.
**Other Accounts include: Institutional Separate Accounts, Sub-Advised, and Managed Accounts (WRAP Accounts).

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as a Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts.  A Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Registrant, and which may include transactions that are directly contrary to the positions taken by the Registrant.  For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which the Registrant also invests.  In such a case, the Portfolio Manager could be seen as harming the performance of the Registrant for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall.  Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Registrant may not be able to take full advantage of that opportunity.  If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account.  Securities selected for funds or accounts other than the Registrant may outperform the securities selected for the Registrant.  Finally, a conflict of interest may arise if Neuberger Berman Management LLC (“NB

Management”) and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not the Registrant or other accounts for which a Portfolio Manager is responsible.

NB Management, Neuberger Berman LLC and the Registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3)  Compensation

NB Management's compensation philosophy is one that focuses on rewarding performance and incentivizing its employees.  NB Management is also focused on creating a compensation process that it believes is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed and variable compensation but is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across NB Management and, most importantly, overall investment performance.  In particular, the bonus for a Portfolio Manager is determined by using a formula and may or may not contain a discretionary component.  If applicable, the discretionary component is determined on the basis of a variety of criteria, including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of NB Management.  In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market.

The terms of NB Management's long-term retention incentives are as follows:

Employee-Owned Equity.  An integral part of the Acquisition (the management buyout of Neuberger Berman in 2009) was implementing an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals.

The senior Portfolio Managers on the mutual fund teams are key shareholders in the equity ownership structure.  On a yearly basis over the next five years, the equity ownership allocations will be re-evaluated and re-allocated based on performance and other key metrics. A set percentage of employee equity and preferred stock is subject to vesting.

Contingent Compensation Plan. NB Management has also established the Neuberger Berman Group Contingent Compensation Plan pursuant to which a certain percentage of a Portfolio Manager’s compensation is deemed contingent and vests over a three-year period.  Under the plan, participating Portfolio Managers and other participating employees who are members of mutual fund investment teams will receive a cash return on their contingent compensation with a portion of such return being determined based on the team’s investment performance, as well as the performance of a portfolio of other investment funds managed by Neuberger Berman Group investment professionals.

Restrictive Covenants. Portfolio Managers who have received equity interests have agreed to certain restrictive covenants, which impose obligations and restrictions on the use of confidential information and the solicitation of Neuberger Berman employees and clients over a specified period of time if the Portfolio Manager leaves the firm.

Other Accounts. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts.  For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions (e.g., a “finder’s fee” or “referral fee” paid to a third party).  The percentage of revenue a Portfolio Manager receives will vary based on certain revenue thresholds.

(a)(4) Ownership of Securities

Set forth below is the dollar range of equity securities beneficially owned by the Registrant’s new Co-Portfolio Manager in the Registrant as of May 31, 2010.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Registrant
S. Blake Miller	A
A = None	E = $100,001-$500,000
B = $1-$10,000	F = $500,001-$1,000,000
C = $10,001 - $50,000	G = $1,000,001 or More
D =$50,001-$100,000

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No reportable purchases for the period covered by this report.

Item 10.  Submission of Matters to a Vote of Security Holders

There were no changes to the procedures by which stockholders may recommend nominees to the Board.

Item 11. Controls and Procedures

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-21168 (filed July 10, 2006).

(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Intermediate Municipal Fund Inc.

By: /s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: July 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: July 2, 2010

By: /s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: July 2, 2010